Supplemental Information
Second Quarter 2015

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Income statement
Net interest income	$19,939	$20,098	$10,488	$9,451	$9,635	$10,219	$10,013
Noninterest income	23,380	24,215	11,629	11,751	9,090	10,990	11,734
Total revenue, net of interest expense	43,319	44,313	22,117	21,202	18,725	21,209	21,747
Provision for credit losses	1,545	1,420	780	765	219	636	411
Noninterest expense	29,513	40,779	13,818	15,695	14,196	20,142	18,541
Income tax expense	3,584	99	2,199	1,385	1,260	663	504
Net income (loss)	8,677	2,015	5,320	3,357	3,050	(232)	2,291
Preferred stock dividends	712	494	330	382	312	238	256
Net income (loss) applicable to common shareholders	7,965	1,521	4,990	2,975	2,738	(470)	2,035
Diluted earnings (loss) per common share (1)	0.72	0.14	0.45	0.27	0.25	(0.04)	0.19
Average diluted common shares issued and outstanding (1)	11,252,417	10,599,641	11,238,060	11,266,511	11,273,773	10,515,790	11,265,123
Dividends paid per common share	$0.10	$0.02	$0.05	$0.05	$0.05	$0.05	$0.01

Performance ratios
Return on average assets	0.82%	0.19%	0.99%	0.64%	0.57%	n/m	0.42%
Return on average common shareholders' equity	7.07	1.38	8.75	5.35	4.84	n/m	3.68
Return on average tangible common shareholders' equity (2)	10.38	2.05	12.78	7.88	7.15	n/m	5.47
Return on average tangible shareholders' equity (2)	9.93	2.49	11.93	7.85	7.08	n/m	5.64

At period end
Book value per share of common stock	$21.91	$21.16	$21.91	$21.66	$21.32	$20.99	$21.16
Tangible book value per share of common stock (2)	15.02	14.24	15.02	14.79	14.43	14.09	14.24
Market price per share of common stock:
Closing price	$17.02	$15.37	$17.02	$15.39	$17.89	$17.05	$15.37
High closing price for the period	17.90	17.92	17.67	17.90	18.13	17.18	17.34
Low closing price for the period	15.15	14.51	15.41	15.15	15.76	14.98	14.51
Market capitalization	178,231	161,628	178,231	161,909	188,141	179,296	161,628

Number of financial centers - U.S.	4,789	5,023	4,789	4,835	4,855	4,947	5,023
Number of branded ATMs - U.S.	15,992	15,973	15,992	15,903	15,834	15,671	15,973
Full-time equivalent employees	216,679	233,201	216,679	219,658	223,715	229,538	233,201

(1)
The diluted earnings (loss) per common share excludes the effect of any equity instruments that are antidilutive to earnings per share. There were no potential common shares that were dilutive in the third quarter of 2014 because of the net loss applicable to common shareholders.

(2)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

Fully taxable-equivalent (FTE) basis data (1)

	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Net interest income	$20,386	$20,512	$10,716	$9,670	$9,865	$10,444	$10,226
Total revenue, net of interest expense	43,766	44,727	22,345	21,421	18,955	21,434	21,960
Net interest yield	2.27%	2.26%	2.37%	2.17%	2.18%	2.29%	2.22%
Efficiency ratio	67.43	91.17	61.84	73.27	74.90	93.97	84.43

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Interest income
Loans and leases	$16,014	$17,395	$7,978	$8,036	$8,377	$8,535	$8,635
Debt securities	4,957	4,121	3,070	1,887	1,675	2,225	2,124
Federal funds sold and securities borrowed or purchased under agreements to resell	499	562	268	231	238	239	297
Trading account assets	2,157	2,352	1,074	1,083	1,098	1,111	1,175
Other interest income	1,468	1,446	742	726	764	748	710
Total interest income	25,095	25,876	13,132	11,963	12,152	12,858	12,941

Interest expense
Deposits	436	573	216	220	237	270	282
Short-term borrowings	1,271	1,372	686	585	615	591	763
Trading account liabilities	729	833	335	394	351	392	398
Long-term debt	2,720	3,000	1,407	1,313	1,314	1,386	1,485
Total interest expense	5,156	5,778	2,644	2,512	2,517	2,639	2,928
Net interest income	19,939	20,098	10,488	9,451	9,635	10,219	10,013

Noninterest income
Card income	2,871	2,834	1,477	1,394	1,610	1,500	1,441
Service charges	3,621	3,692	1,857	1,764	1,844	1,907	1,866
Investment and brokerage services	6,765	6,560	3,387	3,378	3,397	3,327	3,291
Investment banking income	3,013	3,173	1,526	1,487	1,541	1,351	1,631
Equity investment income (loss)	115	1,141	88	27	(20)	9	357
Trading account profits	3,894	4,299	1,647	2,247	111	1,899	1,832
Mortgage banking income	1,695	939	1,001	694	352	272	527
Gains on sales of debt securities	436	759	168	268	163	432	382
Other income	970	818	478	492	92	293	407
Total noninterest income	23,380	24,215	11,629	11,751	9,090	10,990	11,734
Total revenue, net of interest expense	43,319	44,313	22,117	21,202	18,725	21,209	21,747

Provision for credit losses	1,545	1,420	780	765	219	636	411

Noninterest expense
Personnel	17,504	18,055	7,890	9,614	7,693	8,039	8,306
Occupancy	2,054	2,194	1,027	1,027	996	1,070	1,079
Equipment	1,012	1,080	500	512	531	514	534
Marketing	885	892	445	440	491	446	450
Professional fees	915	1,184	494	421	677	611	626
Amortization of intangibles	425	474	212	213	228	234	235
Data processing	1,567	1,594	715	852	796	754	761
Telecommunications	373	694	202	171	254	311	324
Other general operating	4,778	14,612	2,333	2,445	2,530	8,163	6,226
Total noninterest expense	29,513	40,779	13,818	15,695	14,196	20,142	18,541
Income before income taxes	12,261	2,114	7,519	4,742	4,310	431	2,795
Income tax expense	3,584	99	2,199	1,385	1,260	663	504
Net income (loss)	$8,677	$2,015	$5,320	$3,357	$3,050	$(232)	$2,291
Preferred stock dividends	712	494	330	382	312	238	256
Net income (loss) applicable to common shareholders	$7,965	$1,521	$4,990	$2,975	$2,738	$(470)	$2,035

Per common share information
Earnings (loss)	$0.76	$0.14	$0.48	$0.28	$0.26	$(0.04)	$0.19
Diluted earnings (loss) (1)	0.72	0.14	0.45	0.27	0.25	(0.04)	0.19
Dividends paid	0.10	0.02	0.05	0.05	0.05	0.05	0.01
Average common shares issued and outstanding	10,503,379	10,539,769	10,488,137	10,518,790	10,516,334	10,515,790	10,519,359
Average diluted common shares issued and outstanding (1)	11,252,417	10,599,641	11,238,060	11,266,511	11,273,773	10,515,790	11,265,123

(1)
The diluted earnings (loss) per common share excludes the effect of any equity instruments that are antidilutive to earnings per share. There were no potential common shares that were dilutive in the third quarter of 2014 because of the net loss applicable to common shareholders.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Net income (loss)	$8,677	$2,015	$5,320	$3,357	$3,050	$(232)	$2,291
Other comprehensive income (loss), net-of-tax:
Net change in available-for-sale debt and marketable equity securities	(1,201)	3,594	(2,537)	1,336	2,021	(994)	2,305
Net change in derivatives	289	215	246	43	205	196	7
Employee benefit plan adjustments	50	56	25	25	(1,007)	8	7
Net change in foreign currency translation adjustments	(8)	(119)	43	(51)	(24)	(14)	7
Other comprehensive income (loss)	(870)	3,746	(2,223)	1,353	1,195	(804)	2,326
Comprehensive income (loss)	$7,807	$5,761	$3,097	$4,710	$4,245	$(1,036)	$4,617

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2015	March 31 2015	June 30 2014
Assets
Cash and due from banks	$29,974	$30,106	$31,969
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	133,540	132,437	120,930
Cash and cash equivalents	163,514	162,543	152,899
Time deposits placed and other short-term investments	7,996	7,418	8,646
Federal funds sold and securities borrowed or purchased under agreements to resell	199,903	206,708	229,449
Trading account assets	189,106	186,860	196,952
Derivative assets	50,977	61,331	47,892
Debt securities:
Carried at fair value	332,307	324,174	292,861
Held-to-maturity, at cost	60,072	59,815	60,022
Total debt securities	392,379	383,989	352,883
Loans and leases	886,449	877,956	911,899
Allowance for loan and lease losses	(13,068)	(13,676)	(15,811)
Loans and leases, net of allowance	873,381	864,280	896,088
Premises and equipment, net	9,700	9,833	10,146
Mortgage servicing rights	3,521	3,394	4,368
Goodwill	69,775	69,776	69,810
Intangible assets	4,188	4,391	5,099
Loans held-for-sale	6,914	9,732	9,200
Customer and other receivables	64,505	63,716	65,475
Other assets	113,175	109,574	121,650
Total assets	$2,149,034	$2,143,545	$2,170,557

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$4,863	$5,182	$7,236
Loans and leases	85,467	89,771	102,799
Allowance for loan and lease losses	(1,711)	(1,869)	(2,326)
Loans and leases, net of allowance	83,756	87,902	100,473
Loans held-for-sale	413	1,226	601
All other assets	3,681	2,953	3,971
Total assets of consolidated variable interest entities	$92,713	$97,263	$112,281

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	June 30 2015	March 31 2015	June 30 2014
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$411,862	$412,902	$390,781
Interest-bearing	668,447	673,431	662,823
Deposits in non-U.S. offices:
Noninterest-bearing	8,294	8,473	7,419
Interest-bearing	60,957	58,362	73,306
Total deposits	1,149,560	1,153,168	1,134,329
Federal funds purchased and securities loaned or sold under agreements to repurchase	213,024	203,758	217,829
Trading account liabilities	72,596	74,791	88,342
Derivative liabilities	43,583	52,234	38,647
Short-term borrowings	39,903	33,270	45,873
Accrued expenses and other liabilities (includes $588, $537 and $503 of reserve for unfunded lending commitments)	135,295	138,278	151,055
Long-term debt	243,414	237,858	257,071
Total liabilities	1,897,375	1,893,357	1,933,146
Shareholders' equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,767,790, 3,767,790 and 3,467,790 shares	22,273	22,273	14,846
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,471,836,636, 10,520,400,507 and 10,515,824,628 shares	152,638	153,410	153,468
Retained earnings	81,938	77,472	73,808
Accumulated other comprehensive income (loss)	(5,190)	(2,967)	(4,711)
Total shareholders' equity	251,659	250,188	237,411
Total liabilities and shareholders' equity	$2,149,034	$2,143,545	$2,170,557

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$358	$630	$927
Long-term debt	14,471	13,942	16,333
All other liabilities	109	123	93
Total liabilities of consolidated variable interest entities	$14,938	$14,695	$17,353

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3 Standardized Transition
	June 30 2015	March 31 2015	December 31 2014	September 30 2014	June 30 2014
Risk-based capital metrics (1, 2):
Common equity tier 1 capital	$158,326	$155,438	$155,361	$152,444	$153,582
Tier 1 capital	176,247	173,155	168,973	163,040	160,760
Total capital	217,889	214,481	208,670	200,759	197,028
Risk-weighted assets	1,407,509	1,405,267	1,261,544	1,271,723	1,284,924
Common equity tier 1 capital ratio	11.2%	11.1%	12.3%	12.0%	12.0%
Tier 1 capital ratio	12.5	12.3	13.4	12.8	12.5
Total capital ratio	15.5	15.3	16.5	15.8	15.3
Tier 1 leverage ratio	8.5	8.4	8.2	7.9	7.7

Tangible equity ratio (3)	8.6	8.6	8.4	8.1	7.8
Tangible common equity ratio (3)	7.6	7.5	7.5	7.2	7.1

(1)	Regulatory capital ratios are preliminary.

(2)
Common equity tier 1 capital ratios at June 30, 2015 and March 31, 2015 reflects the migration of the risk-weighted assets calculation from the general risk-based approach to the Basel 3 Standardized approach, and Common equity tier 1 capital includes the 2015 phase-in of regulatory capital transition provisions.

(3)
Tangible equity ratio equals period-end tangible shareholders' equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders' equity divided by period-end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 45-48.)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Regulatory Capital Reconciliations (1, 2)
(Dollars in millions)
	June 30 2015	March 31 2015	December 31 2014	September 30 2014	June 30 2014
Regulatory capital – Basel 3 transition to fully phased-in
Common equity tier 1 capital (transition) (3)	$158,326	$155,438	$155,361	$152,444	$153,582
Deferred tax assets arising from net operating loss and tax credit carryforwards phased in during transition	(5,705)	(6,031)	(8,905)	(10,502)	(11,118)
DVA related to liabilities and derivatives phased in during transition	384	498	925	974	1,229
Defined benefit pension fund assets phased in during transition	(476)	(459)	(599)	(663)	(658)
Accumulated OCI phased in during transition	(1,884)	(378)	(1,592)	(2,399)	(1,597)
Intangibles phased in during transition	(1,751)	(1,821)	(2,556)	(2,697)	(2,854)
Other adjustments and deductions phased in during transition	(588)	(48)	(1,417)	(2,051)	(1,401)
Common equity tier 1 capital (fully phased-in)	$148,306	$147,199	$141,217	$135,106	$137,183

Risk-weighted assets – As reported to Basel 3 (fully phased-in)
As reported risk-weighted assets (3)	$1,407,509	$1,405,267	$1,261,544	$1,271,723	$1,284,924
Change in risk-weighted assets from reported to fully phased-in	25,461	25,394	153,722	146,516	151,901
Basel 3 Standardized approach risk-weighted assets (fully phased-in)	1,432,970	1,430,661	1,415,266	1,418,239	1,436,825
Change in risk-weighted assets for advanced models	(6,067)	30,529	50,213	(8,375)	(49,390)
Basel 3 Advanced approaches risk-weighted assets (fully phased-in)	$1,426,903	$1,461,190	$1,465,479	$1,409,864	$1,387,435

Regulatory capital ratios
Basel 3 Standardized approach Common equity tier 1 (transition) (3)	11.2%	11.1%	12.3%	12.0%	12.0%
Basel 3 Standardized approach Common equity tier 1 (fully phased-in)	10.3	10.3	10.0	9.5	9.5
Basel 3 Advanced approaches Common equity tier 1 (fully phased-in)	10.4	10.1	9.6	9.6	9.9

(1)	Regulatory capital ratios are preliminary.

(2)
Basel 3 Common equity tier 1 capital and risk-weighted assets on a fully phased-in basis are non-GAAP financial measures. For reconciliations to GAAP financial measures, see above. The Corporation’s fully phased-in Basel 3 estimates are based on its current understanding of the Standardized and Advanced approaches under the Basel 3 rules. Under the Basel 3 Advanced approaches, risk-weighted assets are determined primarily for market risk and credit risk, similar to the Standardized approach, but also incorporate operational risk and a credit valuation adjustment component. Market risk capital measurements are consistent with the Standardized approach, except for securitization exposures, where the Supervisory Formula Approach is also permitted. Credit risk exposures are measured using internal ratings-based models to determine the applicable risk weight by estimating the probability of default, loss given default and, in certain instances, exposure at default. The internal analytical models primarily rely on internal historical default and loss experience. The calculations under Basel 3 require management to make estimates, assumptions and interpretations, including the probability of future events based on historical experience. Actual results could differ from those estimates and assumptions. These estimates assume approval by U.S. banking regulators of our internal analytical models, including approval of the internal models methodology, but do not include the benefit of the removal of the surcharge applicable to the comprehensive risk measure. Our estimates under the Basel 3 Advanced approaches may be refined over time as a result of further rulemaking or clarification by U.S. banking regulators or as our understanding and interpretation of the rules evolve. The U.S. banking regulators have requested modifications to certain internal analytical models including the wholesale (e.g., commercial) and other credit models which would increase our risk-weighted assets and, as a result, negatively impact our capital ratios. If the requested modifications to these models were included, the estimated Common equity tier 1 capital ratio under the Basel 3 Advanced approaches on a fully phased-in basis would be approximately 9.3 percent at June 30, 2015. The Corporation is currently working with the U.S. banking regulators in order to exit parallel run.

(3)
Common equity tier 1 capital ratios at June 30, 2015 and March 31, 2015 reflect the migration of the risk-weighted assets calculation from the general risk-based approach to the Basel 3 Standardized approach, and Common equity tier 1 capital includes the 2015 phase-in of regulatory capital transition provisions.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Net Interest Income Excluding Trading-related Net Interest Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Net interest income (FTE basis)
As reported	$20,386	$20,512	$10,716	$9,670	$9,865	$10,444	$10,226
Impact of trading-related net interest income	(1,838)	(1,769)	(921)	(917)	(939)	(907)	(864)
Net interest income excluding trading-related net interest income (1)	$18,548	$18,743	$9,795	$8,753	$8,926	$9,537	$9,362

Average earning assets
As reported	$1,810,178	$1,822,177	$1,815,892	$1,804,399	$1,802,121	$1,813,482	$1,840,850
Impact of trading-related earning assets	(418,729)	(453,105)	(419,238)	(418,214)	(435,408)	(441,661)	(463,395)
Average earning assets excluding trading-related earning assets (1)	$1,391,449	$1,369,072	$1,396,654	$1,386,185	$1,366,713	$1,371,821	$1,377,455

Net interest yield contribution (FTE basis) (2)
As reported	2.27%	2.26%	2.37%	2.17%	2.18%	2.29%	2.22%
Impact of trading-related activities	0.41	0.49	0.44	0.38	0.42	0.47	0.50
Net interest yield on earning assets excluding trading-related activities (1)	2.68%	2.75%	2.81%	2.55%	2.60%	2.76%	2.72%

(1)	Represents a non-GAAP financial measure.

(2)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2015			First Quarter 2015			Second Quarter 2014
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$125,762	$81	0.26%	$126,189	$84	0.27%	$123,582	$85	0.28%
Time deposits placed and other short-term investments	8,183	34	1.63	8,379	33	1.61	10,509	40	1.51
Federal funds sold and securities borrowed or purchased under agreements to resell	214,326	268	0.50	213,931	231	0.44	235,393	298	0.51
Trading account assets	137,137	1,114	3.25	138,946	1,122	3.26	147,798	1,214	3.29
Debt securities	386,357	3,082	3.21	383,120	1,898	2.01	345,889	2,133	2.46
Loans and leases (1):
Residential mortgage	207,356	1,782	3.44	215,030	1,851	3.45	243,406	2,195	3.61
Home equity	82,640	769	3.73	84,915	770	3.66	90,729	842	3.72
U.S. credit card	87,460	1,980	9.08	88,695	2,027	9.27	88,058	2,042	9.30
Non-U.S. credit card	10,012	264	10.56	10,002	262	10.64	11,759	308	10.51
Direct/Indirect consumer	83,698	504	2.42	80,713	491	2.47	82,102	524	2.56
Other consumer	1,885	15	3.14	1,847	15	3.29	2,011	18	3.60
Total consumer	473,051	5,314	4.50	481,202	5,416	4.54	518,065	5,929	4.58
U.S. commercial	244,540	1,705	2.80	234,907	1,645	2.84	230,486	1,670	2.91
Commercial real estate	50,478	382	3.03	48,234	347	2.92	48,315	357	2.97
Commercial lease financing	24,723	180	2.92	24,495	216	3.53	24,409	193	3.16
Non-U.S. commercial	88,623	479	2.17	83,555	485	2.35	91,305	571	2.51
Total commercial	408,364	2,746	2.70	391,191	2,693	2.79	394,515	2,791	2.84
Total loans and leases	881,415	8,060	3.67	872,393	8,109	3.75	912,580	8,720	3.83
Other earning assets	62,712	721	4.59	61,441	705	4.66	65,099	665	4.09
Total earning assets (2)	1,815,892	13,360	2.95	1,804,399	12,182	2.73	1,840,850	13,155	2.86
Cash and due from banks	30,751			27,695			27,377
Other assets, less allowance for loan and lease losses	305,323			306,480			301,328
Total assets	$2,151,966			$2,138,574			$2,169,555

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(2)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Second Quarter 2015	First Quarter 2015	Second Quarter 2014
Federal funds sold and securities borrowed or purchased under agreements to resell	$13	$12	$14
Debt securities	(3)	(8)	(13)
U.S. commercial loans and leases	(18)	(15)	(14)
Net hedge expense on assets	$(8)	$(11)	$(13)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Second Quarter 2015			First Quarter 2015			Second Quarter 2014
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$47,381	$2	0.02%	$46,224	$2	0.02%	$47,450	$—	—%
NOW and money market deposit accounts	536,201	71	0.05	531,827	67	0.05	519,399	79	0.06
Consumer CDs and IRAs	55,832	42	0.30	58,704	45	0.31	68,706	70	0.41
Negotiable CDs, public funds and other deposits	29,904	22	0.30	28,796	22	0.31	33,426	30	0.35
Total U.S. interest-bearing deposits	669,318	137	0.08	665,551	136	0.08	668,981	179	0.11
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	5,162	9	0.67	4,544	8	0.74	10,537	15	0.56
Governments and official institutions	1,239	1	0.38	1,382	1	0.21	1,754	1	0.12
Time, savings and other	55,030	69	0.51	54,276	75	0.55	64,078	87	0.55
Total non-U.S. interest-bearing deposits	61,431	79	0.52	60,202	84	0.56	76,369	103	0.54
Total interest-bearing deposits	730,749	216	0.12	725,753	220	0.12	745,350	282	0.15
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	252,088	686	1.09	244,134	585	0.97	271,247	765	1.13
Trading account liabilities	77,772	335	1.73	78,787	394	2.03	95,154	398	1.68
Long-term debt	242,230	1,407	2.33	240,127	1,313	2.20	259,825	1,484	2.29
Total interest-bearing liabilities (1)	1,302,839	2,644	0.81	1,288,801	2,512	0.79	1,371,576	2,929	0.86
Noninterest-bearing sources:
Noninterest-bearing deposits	416,040			404,973			383,213
Other liabilities	182,033			199,056			178,963
Shareholders' equity	251,054			245,744			235,803
Total liabilities and shareholders' equity	$2,151,966			$2,138,574			$2,169,555
Net interest spread			2.14%			1.94%			2.00%
Impact of noninterest-bearing sources			0.23			0.23			0.22
Net interest income/yield on earning assets		$10,716	2.37%		$9,670	2.17%		$10,226	2.22%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Second Quarter 2015	First Quarter 2015	Second Quarter 2014
NOW and money market deposit accounts	$(1)	$—	$(1)
Consumer CDs and IRAs	6	6	12
Negotiable CDs, public funds and other deposits	4	3	4
Banks located in non-U.S. countries	1	1	6
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	247	249	263
Long-term debt	(766)	(841)	(905)
Net hedge income on liabilities	$(509)	$(582)	$(621)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Six Months Ended June 30
	2015			2014
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$125,974	$165	0.26%	$118,106	$157	0.27%
Time deposits placed and other short-term investments	8,280	67	1.62	12,185	88	1.46
Federal funds sold and securities borrowed or purchased under agreements to resell	214,130	499	0.47	224,012	562	0.51
Trading account assets	138,036	2,236	3.26	147,691	2,427	3.31
Debt securities	384,747	4,980	2.61	337,845	4,139	2.43
Loans and leases (1):
Residential mortgage	211,172	3,633	3.44	245,472	4,433	3.61
Home equity	83,771	1,539	3.69	91,736	1,695	3.72
U.S. credit card	88,074	4,007	9.18	88,797	4,134	9.39
Non-U.S. credit card	10,007	526	10.60	11,657	616	10.65
Direct/Indirect consumer	82,214	995	2.44	81,916	1,054	2.59
Other consumer	1,866	30	3.22	1,987	35	3.63
Total consumer	477,104	10,730	4.52	521,565	11,967	4.61
U.S. commercial	239,751	3,350	2.82	229,279	3,322	2.92
Commercial real estate	49,362	729	2.98	48,533	725	3.01
Commercial lease financing	24,609	396	3.22	24,567	427	3.47
Non-U.S. commercial	86,103	964	2.26	92,068	1,114	2.44
Total commercial	399,825	5,439	2.74	394,447	5,588	2.85
Total loans and leases	876,929	16,169	3.71	916,012	17,555	3.85
Other earning assets	62,082	1,426	4.62	66,326	1,362	4.13
Total earning assets (2)	1,810,178	25,542	2.84	1,822,177	26,290	2.90
Cash and due from banks	29,231			27,815
Other assets, less allowance for loan and lease losses	305,898			304,502
Total assets	$2,145,307			$2,154,494

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(2)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2015	2014
Federal funds sold and securities borrowed or purchased under agreements to resell	$25	$27
Debt securities	(11)	(15)
U.S. commercial loans and leases	(33)	(30)
Net hedge expense on assets	$(19)	$(18)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Six Months Ended June 30
	2015			2014
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$46,806	$4	0.02%	$46,329	$1	0.01%
NOW and money market deposit accounts	534,026	138	0.05	521,307	162	0.06
Consumer CDs and IRAs	57,260	87	0.31	69,916	154	0.44
Negotiable CDs, public funds and other deposits	29,353	44	0.31	31,637	57	0.36
Total U.S. interest-bearing deposits	667,445	273	0.08	669,189	374	0.11
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	4,855	17	0.70	10,803	31	0.57
Governments and official institutions	1,310	2	0.29	1,805	1	0.12
Time, savings and other	54,655	144	0.53	62,302	167	0.54
Total non-U.S. interest-bearing deposits	60,820	163	0.54	74,910	199	0.53
Total interest-bearing deposits	728,265	436	0.12	744,099	573	0.16
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	248,133	1,271	1.03	262,161	1,372	1.06
Trading account liabilities	78,277	729	1.88	92,814	833	1.81
Long-term debt	241,184	2,720	2.27	256,768	3,000	2.34
Total interest-bearing liabilities (1)	1,295,859	5,156	0.80	1,355,842	5,778	0.86
Noninterest-bearing sources:
Noninterest-bearing deposits	410,536			379,300
Other liabilities	190,499			183,173
Shareholders' equity	248,413			236,179
Total liabilities and shareholders' equity	$2,145,307			$2,154,494
Net interest spread			2.04%			2.04%
Impact of noninterest-bearing sources			0.23			0.22
Net interest income/yield on earning assets		$20,386	2.27%		$20,512	2.26%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2015	2014
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	12	32
Negotiable CDs, public funds and other deposits	7	7
Banks located in non-U.S. countries	2	9
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	496	520
Long-term debt	(1,607)	(1,780)
Net hedge income on liabilities	$(1,091)	$(1,213)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	June 30, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$57,699	$661	$(16)	$58,344
Mortgage-backed securities:
Agency	189,228	931	(1,899)	188,260
Agency-collateralized mortgage obligations	12,749	224	(42)	12,931
Non-agency residential	3,649	299	(62)	3,886
Commercial	5,087	54	(31)	5,110
Non-U.S. securities	6,124	25	(4)	6,145
Corporate/Agency bonds	252	6	(1)	257
Other taxable securities, substantially all asset-backed securities	10,389	35	(21)	10,403
Total taxable securities	285,177	2,235	(2,076)	285,336
Tax-exempt securities	10,811	15	(25)	10,801
Total available-for-sale debt securities	295,988	2,250	(2,101)	296,137
Other debt securities carried at fair value	36,452	164	(446)	36,170
Total debt securities carried at fair value	332,440	2,414	(2,547)	332,307
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	60,072	160	(1,069)	59,163
Total debt securities	$392,512	$2,574	$(3,616)	$391,470
Available-for-sale marketable equity securities (1)	$336	$104	$—	$440

	March 31, 2015
Available-for-sale debt securities
U.S. Treasury and agency securities	$58,501	$1,018	$(3)	$59,516
Mortgage-backed securities:
Agency	179,255	2,858	(275)	181,838
Agency-collateralized mortgage obligations	13,696	296	(31)	13,961
Non-agency residential	3,791	295	(60)	4,026
Commercial	3,853	137	(1)	3,989
Non-U.S. securities	5,923	32	(3)	5,952
Corporate/Agency bonds	356	10	(1)	365
Other taxable securities, substantially all asset-backed securities	9,554	42	(18)	9,578
Total taxable securities	274,929	4,688	(392)	279,225
Tax-exempt securities	9,725	11	(19)	9,717
Total available-for-sale debt securities	284,654	4,699	(411)	288,942
Other debt securities carried at fair value	35,166	264	(198)	35,232
Total debt securities carried at fair value	319,820	4,963	(609)	324,174
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	59,815	496	(422)	59,889
Total debt securities	$379,635	$5,459	$(1,031)	$384,063
Available-for-sale marketable equity securities (1)	$336	$59	$—	$395

(1)	Classified in other assets on the Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	June 30 2015	March 31 2015
U.S. Treasury and agency securities	$—	$1,272
Mortgage-backed securities:
Agency	14,885	15,670
Agency-collateralized mortgage obligations	9	—
Non-agency residential	3,787	3,869
Non-U.S. securities (1)	17,198	14,124
Other taxable securities, substantially all asset-backed securities	291	297
Total	$36,170	$35,232

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	Second Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$10,716	$4,910	$1,359	$2,213	$1,028	$416	$790
Card income	1,477	1,206	41	128	37	—	65
Service charges	1,857	1,033	19	728	73	—	4
Investment and brokerage services	3,387	68	2,749	20	550	—	—
Investment banking income (loss)	1,526	1	84	777	718	—	(54)
Equity investment income	88	—	3	3	71	—	11
Trading account profits (losses)	1,647	—	53	20	1,693	(1)	(118)
Mortgage banking income	1,001	257	2	—	—	682	60
Gains (losses) on sales of debt securities	168	—	(1)	—	7	—	162
Other income (loss)	478	69	264	226	82	(8)	(155)
Total noninterest income	11,629	2,634	3,214	1,902	3,231	673	(25)
Total revenue, net of interest expense (FTE basis)	22,345	7,544	4,573	4,115	4,259	1,089	765
Provision for credit losses	780	506	15	177	6	57	19
Noninterest expense	13,818	4,321	3,457	1,941	2,723	961	415
Income before income taxes (FTE basis)	7,747	2,717	1,101	1,997	1,530	71	331
Income tax expense (benefit) (FTE basis)	2,427	1,013	411	746	537	26	(306)
Net income	$5,320	$1,704	$690	$1,251	$993	$45	$637

Average
Total loans and leases	$881,415	$201,703	$130,270	$300,631	$61,908	$30,897	$156,006
Total assets (1)	2,151,966	609,019	268,835	361,853	602,732	52,449	257,078
Total deposits	1,146,789	545,454	239,974	288,117	39,718	n/m	22,482
Period end
Total loans and leases	$886,449	$204,380	$132,377	$307,085	$66,026	$30,024	$146,557
Total assets (1)	2,149,034	611,122	267,021	367,045	580,955	50,853	272,038
Total deposits	1,149,560	547,343	237,624	292,261	39,326	n/m	22,964

	First Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$9,670	$4,871	$1,351	$2,260	$1,009	$428	$(249)
Card income	1,394	1,167	49	100	9	—	69
Service charges	1,764	966	18	710	65	—	5
Investment and brokerage services	3,378	65	2,723	24	567	—	(1)
Investment banking income (loss)	1,487	—	72	852	630	—	(67)
Equity investment income (loss)	27	(1)	—	9	18	—	1
Trading account profits (losses)	2,247	—	55	64	2,127	2	(1)
Mortgage banking income (loss)	694	288	1	—	—	461	(56)
Gains on sales of debt securities	268	1	1	—	3	—	263
Other income (loss)	492	93	247	259	186	23	(316)
Total noninterest income	11,751	2,579	3,166	2,018	3,605	486	(103)
Total revenue, net of interest expense (FTE basis)	21,421	7,450	4,517	4,278	4,614	914	(352)
Provision for credit losses	765	716	23	96	21	91	(182)
Noninterest expense	15,695	4,389	3,459	2,010	3,131	1,203	1,503
Income (loss) before income taxes (FTE basis)	4,961	2,345	1,035	2,172	1,462	(380)	(1,673)
Income tax expense (benefit) (FTE basis)	1,604	870	384	806	517	(141)	(832)
Net income (loss)	$3,357	$1,475	$651	$1,366	$945	$(239)	$(841)

Average
Total loans and leases	$872,393	$199,581	$126,129	$289,522	$56,992	$32,411	$167,758
Total assets (1)	2,138,574	594,916	275,130	361,826	598,595	52,617	255,490
Total deposits	1,130,726	531,365	243,561	286,434	39,699	n/m	19,406
Period end
Total loans and leases	$877,956	$200,153	$127,556	$295,653	$63,019	$31,690	$159,885
Total assets (1)	2,143,545	613,130	272,777	365,121	586,843	53,538	252,136
Total deposits	1,153,168	549,489	244,080	290,422	38,668	n/m	19,467

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment (continued)
(Dollars in millions)
	Second Quarter 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$10,226	$5,060	$1,485	$2,442	$962	$362	$(85)
Card income	1,441	1,152	46	117	38	—	88
Service charges	1,866	1,039	19	725	76	—	7
Investment and brokerage services	3,291	62	2,642	31	544	—	12
Investment banking income (loss)	1,631	(1)	75	834	760	—	(37)
Equity investment income	357	—	2	1	259	—	95
Trading account profits (losses)	1,832	—	45	33	1,768	3	(17)
Mortgage banking income (loss)	527	237	1	—	—	369	(80)
Gains (losses) on sales of debt securities	382	1	—	—	(7)	6	382
Other income (loss)	407	99	274	255	199	60	(480)
Total noninterest income	11,734	2,589	3,104	1,996	3,637	438	(30)
Total revenue, net of interest expense (FTE basis)	21,960	7,649	4,589	4,438	4,599	800	(115)
Provision for credit losses	411	550	(8)	136	20	(39)	(248)
Noninterest expense	18,541	4,505	3,445	2,007	2,875	5,234	475
Income (loss) before income taxes (FTE basis)	3,008	2,594	1,152	2,295	1,704	(4,395)	(342)
Income tax expense (benefit) (FTE basis)	717	960	426	850	602	(1,654)	(467)
Net income (loss)	$2,291	$1,634	$726	$1,445	$1,102	$(2,741)	$125

Average
Total loans and leases	$912,580	$195,413	$118,512	$287,795	$63,579	$36,705	$210,576
Total assets (1)	2,169,555	578,514	266,781	359,755	617,156	55,626	291,723
Total deposits	1,128,563	514,137	240,042	284,947	41,323	n/m	36,471
Period end
Total loans and leases	$911,899	$197,021	$120,187	$286,976	$66,260	$35,984	$205,471
Total assets (1)	2,170,557	579,870	263,958	370,561	610,435	52,647	293,086
Total deposits	1,134,329	514,838	237,046	295,382	41,951	n/m	33,824

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment
(Dollars in millions)
	Six Months Ended June 30, 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$20,386	$9,781	$2,710	$4,473	$2,037	$844	$541
Card income	2,871	2,373	90	228	46	—	134
Service charges	3,621	1,999	37	1,438	138	—	9
Investment and brokerage services	6,765	133	5,472	44	1,117	—	(1)
Investment banking income (loss)	3,013	1	156	1,629	1,348	—	(121)
Equity investment income (loss)	115	(1)	3	12	89	—	12
Trading account profits (losses)	3,894	—	108	84	3,820	1	(119)
Mortgage banking income	1,695	545	3	—	—	1,143	4
Gains on sales of debt securities	436	1	—	—	10	—	425
Other income (loss)	970	162	511	485	268	15	(471)
Total noninterest income	23,380	5,213	6,380	3,920	6,836	1,159	(128)
Total revenue, net of interest expense (FTE basis)	43,766	14,994	9,090	8,393	8,873	2,003	413
Provision for credit losses	1,545	1,222	38	273	27	148	(163)
Noninterest expense	29,513	8,710	6,916	3,951	5,854	2,164	1,918
Income (loss) before income taxes (FTE basis)	12,708	5,062	2,136	4,169	2,992	(309)	(1,342)
Income tax expense (benefit) (FTE basis)	4,031	1,883	795	1,552	1,054	(115)	(1,138)
Net income (loss)	$8,677	$3,179	$1,341	$2,617	$1,938	$(194)	$(204)

Average
Total loans and leases	$876,929	$200,648	$128,211	$295,107	$59,463	$31,650	$161,850
Total assets (1)	2,145,307	602,006	271,965	361,840	600,675	52,532	256,289
Total deposits	1,138,801	538,448	241,758	287,280	39,709	n/m	20,951
Period end
Total loans and leases	$886,449	$204,380	$132,377	$307,085	$66,026	$30,024	$146,557
Total assets (1)	2,149,034	611,122	267,021	367,045	580,955	50,853	272,038
Total deposits	1,149,560	547,343	237,624	292,261	39,326	n/m	22,964

	Six Months Ended June 30, 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$20,512	$10,130	$2,970	$4,946	$1,968	$739	$(241)
Card income	2,834	2,300	98	213	47	—	176
Service charges	3,692	2,032	38	1,459	149	—	14
Investment and brokerage services	6,560	123	5,246	51	1,110	—	30
Investment banking income (loss)	3,173	—	140	1,656	1,496	—	(119)
Equity investment income	1,141	—	4	57	287	—	793
Trading account profits (losses)	4,299	—	91	76	4,135	5	(8)
Mortgage banking income (loss)	939	415	1	—	1	660	(138)
Gains on sales of debt securities	759	1	—	—	3	16	739
Other income (loss)	818	299	548	506	429	66	(1,030)
Total noninterest income	24,215	5,170	6,166	4,018	7,657	747	457
Total revenue, net of interest expense (FTE basis)	44,727	15,300	9,136	8,964	9,625	1,486	216
Provision for credit losses	1,420	1,359	15	417	38	(27)	(382)
Noninterest expense	40,779	9,000	6,803	4,184	5,964	12,637	2,191
Income (loss) before income taxes (FTE basis)	2,528	4,941	2,318	4,363	3,623	(11,124)	(1,593)
Income tax expense (benefit) (FTE basis)	513	1,839	863	1,625	1,211	(3,502)	(1,523)
Net income (loss)	$2,015	$3,102	$1,455	$2,738	$2,412	$(7,622)	$(70)

Average
Total loans and leases	$916,012	$195,916	$117,235	$287,857	$63,637	$37,401	$213,966
Total assets (1)	2,154,494	574,107	268,518	359,669	609,370	56,508	286,322
Total deposits	1,123,399	509,519	241,409	283,943	41,493	n/m	35,731
Period end
Total loans and leases	$911,899	$197,021	$120,187	$286,976	$66,260	$35,984	$205,471
Total assets (1)	2,170,557	579,870	263,958	370,561	610,435	52,647	293,086
Total deposits	1,134,329	514,838	237,046	295,382	41,951	n/m	33,824

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Net interest income (FTE basis)	$9,781	$10,130	$4,910	$4,871	$4,967	$5,081	$5,060
Noninterest income:
Card income	2,373	2,300	1,206	1,167	1,324	1,219	1,152
Service charges	1,999	2,032	1,033	966	1,042	1,085	1,039
Mortgage banking income	545	415	257	288	193	206	237
All other income	296	423	138	158	233	158	161
Total noninterest income	5,213	5,170	2,634	2,579	2,792	2,668	2,589
Total revenue, net of interest expense (FTE basis)	14,994	15,300	7,544	7,450	7,759	7,749	7,649

Provision for credit losses	1,222	1,359	506	716	653	668	550

Noninterest expense	8,710	9,000	4,321	4,389	4,407	4,447	4,505
Income before income taxes (FTE basis)	5,062	4,941	2,717	2,345	2,699	2,634	2,594
Income tax expense (FTE basis)	1,883	1,839	1,013	870	1,037	956	960
Net income	$3,179	$3,102	$1,704	$1,475	$1,662	$1,678	$1,634

Net interest yield (FTE basis)	3.49%	3.80%	3.44%	3.54%	3.61%	3.71%	3.74%
Return on average allocated capital (1)	22	21	24	21	22	22	22
Efficiency ratio (FTE basis)	58.09	58.82	57.28	58.91	56.79	57.39	58.89

Balance Sheet
Average
Total loans and leases	$200,648	$195,916	$201,703	$199,581	$199,215	$197,374	$195,413
Total earning assets (2)	565,643	538,110	572,378	558,833	545,721	542,857	542,421
Total assets (2)	602,006	574,107	609,019	594,916	582,116	578,927	578,514
Total deposits	538,448	509,519	545,454	531,365	517,580	514,549	514,137
Allocated capital (1)	29,000	30,000	29,000	29,000	30,000	30,000	30,000

Period end
Total loans and leases	$204,380	$197,021	$204,380	$200,153	$202,000	$198,467	$197,021
Total earning assets (2)	575,284	543,827	575,284	576,868	552,117	544,916	543,827
Total assets (2)	611,122	579,870	611,122	613,130	589,048	580,381	579,870
Total deposits	547,343	514,838	547,343	549,489	524,413	515,580	514,838

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Six Months Ended June 30, 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$9,781	$4,687	$5,094
Noninterest income:
Card income	2,373	5	2,368
Service charges	1,999	1,998	1
Mortgage banking income	545	—	545
All other income	296	223	73
Total noninterest income	5,213	2,226	2,987
Total revenue, net of interest expense (FTE basis)	14,994	6,913	8,081

Provision for credit losses	1,222	87	1,135

Noninterest expense	8,710	4,814	3,896
Income before income taxes (FTE basis)	5,062	2,012	3,050
Income tax expense (FTE basis)	1,883	748	1,135
Net income	$3,179	$1,264	$1,915

Net interest yield (FTE basis)	3.49%	1.74%	5.21%
Return on average allocated capital (1)	22	21	23
Efficiency ratio (FTE basis)	58.09	69.64	48.21

Balance Sheet
Average
Total loans and leases	$200,648	$5,834	$194,814
Total earning assets (2)	565,643	542,441	197,279
Total assets (2)	602,006	569,404	206,679
Total deposits	538,448	537,353	n/m
Allocated capital (1)	29,000	12,000	17,000

Period end
Total loans and leases	$204,380	$5,834	$198,546
Total earning assets (2)	575,284	551,705	201,319
Total assets (2)	611,122	578,227	210,635
Total deposits	547,343	546,169	n/m

	Six Months Ended June 30, 2014
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$10,130	$4,736	$5,394
Noninterest income:
Card income	2,300	5	2,295
Service charges	2,032	2,031	1
Mortgage banking income	415	—	415
All other income	423	180	243
Total noninterest income	5,170	2,216	2,954
Total revenue, net of interest expense (FTE basis)	15,300	6,952	8,348

Provision for credit losses	1,359	114	1,245

Noninterest expense	9,000	4,938	4,062
Income before income taxes (FTE basis)	4,941	1,900	3,041
Income tax expense (FTE basis)	1,839	707	1,132
Net income	$3,102	$1,193	$1,909

Net interest yield (FTE basis)	3.80%	1.86%	5.64%
Return on average allocated capital (1)	21	22	20
Efficiency ratio (FTE basis)	58.82	71.03	48.66

Balance Sheet
Average
Total loans and leases	$195,916	$6,097	$189,819
Total earning assets (2)	538,110	512,945	192,951
Total assets (2)	574,107	539,661	202,232
Total deposits	509,519	508,721	n/m
Allocated capital (1)	30,000	11,000	19,000

Period end
Total loans and leases	$197,021	$6,127	$190,894
Total earning assets (2)	543,827	518,429	194,220
Total assets (2)	579,870	544,925	203,767
Total deposits	514,838	513,944	n/m

For footnotes see page 22.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Second Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$4,910	$2,390	$2,520
Noninterest income:
Card income	1,206	2	1,204
Service charges	1,033	1,032	1
Mortgage banking income	257	—	257
All other income	138	120	18
Total noninterest income	2,634	1,154	1,480
Total revenue, net of interest expense (FTE basis)	7,544	3,544	4,000

Provision for credit losses	506	24	482

Noninterest expense	4,321	2,363	1,958
Income before income taxes (FTE basis)	2,717	1,157	1,560
Income tax expense (FTE basis)	1,013	431	582
Net income	$1,704	$726	$978

Net interest yield (FTE basis)	3.44%	1.75%	5.09%
Return on average allocated capital (1)	24	24	23
Efficiency ratio (FTE basis)	57.28	66.71	48.92

Balance Sheet
Average
Total loans and leases	$201,703	$5,789	$195,914
Total earning assets (2)	572,378	549,252	198,501
Total assets (2)	609,019	576,417	207,977
Total deposits	545,454	544,340	n/m
Allocated capital (1)	29,000	12,000	17,000

Period end
Total loans and leases	$204,380	$5,834	$198,546
Total earning assets (2)	575,284	551,705	201,319
Total assets (2)	611,122	578,227	210,635
Total deposits	547,343	546,169	n/m

	First Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$4,871	$2,297	$2,574
Noninterest income:
Card income	1,167	3	1,164
Service charges	966	966	—
Mortgage banking income	288	—	288
All other income	158	103	55
Total noninterest income	2,579	1,072	1,507
Total revenue, net of interest expense (FTE basis)	7,450	3,369	4,081

Provision for credit losses	716	63	653

Noninterest expense	4,389	2,451	1,938
Income before income taxes (FTE basis)	2,345	855	1,490
Income tax expense (FTE basis)	870	317	553
Net income	$1,475	$538	$937

Net interest yield (FTE basis)	3.54%	1.74%	5.32%
Return on average allocated capital (1)	21	18	22
Efficiency ratio (FTE basis)	58.91	72.71	47.51

Balance Sheet
Average
Total loans and leases	$199,581	$5,879	$193,702
Total earning assets (2)	558,833	535,555	196,044
Total assets (2)	594,916	562,314	205,368
Total deposits	531,365	530,290	n/m
Allocated capital (1)	29,000	12,000	17,000

Period end
Total loans and leases	$200,153	$5,824	$194,329
Total earning assets (2)	576,868	553,574	197,738
Total assets (2)	613,130	580,337	207,237
Total deposits	549,489	548,303	n/m

For footnotes see page 22.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Second Quarter 2014
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,060	$2,396	$2,664
Noninterest income:
Card income	1,152	3	1,149
Service charges	1,039	1,039	—
Mortgage banking income	237	—	237
All other income	161	88	73
Total noninterest income	2,589	1,130	1,459
Total revenue, net of interest expense (FTE basis)	7,649	3,526	4,123

Provision for credit losses	550	50	500

Noninterest expense	4,505	2,473	2,032
Income before income taxes (FTE basis)	2,594	1,003	1,591
Income tax expense (FTE basis)	960	371	589
Net income	$1,634	$632	$1,002

Net interest yield (FTE basis)	3.74%	1.86%	5.56%
Return on average allocated capital (1)	22	23	21
Efficiency ratio (FTE basis)	58.89	70.12	49.28

Balance Sheet
Average
Total loans and leases	$195,413	$6,103	$189,310
Total earning assets (2)	542,421	517,509	192,238
Total assets (2)	578,514	544,248	201,592
Total deposits	514,137	513,326	n/m
Allocated capital (1)	30,000	11,000	19,000

Period end
Total loans and leases	$197,021	$6,127	$190,894
Total earning assets (2)	543,827	518,429	194,220
Total assets (2)	579,870	544,925	203,767
Total deposits	514,838	513,944	n/m

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Average deposit balances
Checking	$254,652	$232,527	$259,007	$250,248	$241,254	$238,133	$236,197
Savings	45,140	44,685	45,748	44,525	43,972	45,124	45,769
MMS	183,433	166,043	186,750	180,078	172,992	168,815	167,058
CDs and IRAs	52,492	63,506	51,178	53,820	56,476	59,666	62,293
Non-U.S. and other	2,731	2,758	2,771	2,694	2,886	2,811	2,820
Total average deposit balances	$538,448	$509,519	$545,454	$531,365	$517,580	$514,549	$514,137

Deposit spreads (excludes noninterest costs)
Checking	2.03%	2.07%	2.04%	2.03%	2.08%	2.08%	2.07%
Savings	2.30	2.30	2.29	2.31	2.32	2.32	2.31
MMS	1.22	1.15	1.22	1.23	1.21	1.19	1.17
CDs and IRAs	0.56	0.50	0.58	0.54	0.52	0.50	0.49
Non-U.S. and other	0.43	0.53	0.45	0.42	0.40	0.40	0.42
Total deposit spreads	1.62	1.59	1.63	1.62	1.63	1.61	1.60

Client brokerage assets	$121,961	$105,926	$121,961	$118,492	$113,763	$108,533	$105,926

Online banking active accounts (units in thousands)	31,322	30,429	31,322	31,479	30,904	30,821	30,429
Mobile banking active accounts (units in thousands) (1)	17,626	15,475	17,626	17,092	16,539	16,107	15,475
Financial centers	4,789	5,023	4,789	4,835	4,855	4,947	5,023
ATMs	15,992	15,973	15,992	15,903	15,834	15,671	15,973

Total U.S. credit card (2)
Loans
Average credit card outstandings	$88,074	$88,797	$87,460	$88,695	$89,381	$88,866	$88,058
Ending credit card outstandings	88,403	89,020	88,403	87,288	91,879	89,027	89,020
Credit quality
Net charge-offs	$1,205	$1,401	$584	$621	$612	$625	$683
	2.76%	3.18%	2.68%	2.84%	2.71%	2.79%	3.11%
30+ delinquency	$1,486	$1,698	$1,486	$1,581	$1,701	$1,702	$1,698
	1.68%	1.91%	1.68%	1.81%	1.85%	1.91%	1.91%
90+ delinquency	$742	$868	$742	$795	$866	$831	$868
	0.84%	0.98%	0.84%	0.91%	0.94%	0.93%	0.98%
Other Total U.S. credit card indicators (2)
Gross interest yield	9.18%	9.39%	9.08%	9.27%	9.26%	9.34%	9.30%
Risk-adjusted margin	8.99	9.23	8.92	9.05	9.96	9.33	8.97
New accounts (in thousands)	2,456	2,155	1,295	1,161	1,184	1,202	1,128
Purchase volumes	$106,154	$102,447	$55,976	$50,178	$55,857	$53,784	$53,583

Debit card data
Purchase volumes	$137,653	$135,382	$70,754	$66,898	$69,204	$67,990	$69,492

For footnotes see page 24.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators (continued)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Loan production (3):
Total (4)
First mortgage	$29,675	$19,949	$15,962	$13,713	$11,616	$11,725	$11,099
Home equity	6,426	4,588	3,209	3,217	3,420	3,225	2,604
Consumer Banking
First mortgage	$21,120	$15,163	$11,266	$9,854	$8,316	$8,861	$8,461
Home equity	5,957	4,186	2,940	3,017	3,129	2,970	2,396

Mortgage banking income
Consumer Lending:
Core production revenue	$573	$422	$273	$300	$214	$239	$233
Representations and warranties provision	7	29	1	6	(4)	(15)	22
Other consumer mortgage banking income (5)	(35)	(36)	(17)	(18)	(17)	(18)	(18)
Total Consumer Lending mortgage banking income	545	415	257	288	193	206	237
Legacy Assets & Servicing mortgage banking income (6)	1,143	660	682	461	241	152	369
Eliminations (7)	7	(136)	62	(55)	(82)	(86)	(79)
Total consolidated mortgage banking income	$1,695	$939	$1,001	$694	$352	$272	$527

(1)	Beginning in the first quarter of 2015, mobile users include Merrill Edge and MyMerrill users of approximately 150 thousand.

(2)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(3)	The above loan production amounts represent the unpaid principal balance of loans and in the case of home equity, the principal amount of the total line of credit.

(4)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

(5)	Primarily intercompany charge for loan servicing activities provided by Legacy Assets & Servicing.

(6)	Amounts for Legacy Assets & Servicing are included in this Consumer Banking table to show the components of consolidated mortgage banking income.

(7)
Includes the effect of transfers of mortgage loans from Consumer Banking to the ALM portfolio included in All Other, intercompany charges for loan servicing and net gains or losses on intercompany trades related to mortgage servicing rights risk management.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Net interest income (FTE basis)	$2,710	$2,970	$1,359	$1,351	$1,406	$1,459	$1,485
Noninterest income:
Investment and brokerage services	5,472	5,246	2,749	2,723	2,763	2,713	2,642
All other income	908	920	465	443	434	494	462
Total noninterest income	6,380	6,166	3,214	3,166	3,197	3,207	3,104
Total revenue, net of interest expense (FTE basis)	9,090	9,136	4,573	4,517	4,603	4,666	4,589

Provision for credit losses	38	15	15	23	14	(15)	(8)

Noninterest expense	6,916	6,803	3,457	3,459	3,441	3,403	3,445
Income before income taxes (FTE basis)	2,136	2,318	1,101	1,035	1,148	1,278	1,152
Income tax expense (FTE basis)	795	863	411	384	442	465	426
Net income	$1,341	$1,455	$690	$651	$706	$813	$726

Net interest yield (FTE basis)	2.15%	2.40%	2.17%	2.13%	2.24%	2.33%	2.40%
Return on average allocated capital (1)	23	25	23	22	23	27	24
Efficiency ratio (FTE basis)	76.08	74.47	75.60	76.57	74.76	72.94	75.07

Balance Sheet
Average
Total loans and leases	$128,211	$117,235	$130,270	$126,129	$123,544	$121,002	$118,512
Total earning assets (2)	254,560	249,549	251,528	257,625	248,614	248,223	248,380
Total assets (2)	271,965	268,518	268,835	275,130	266,717	266,324	266,781
Total deposits	241,758	241,409	239,974	243,561	238,835	239,352	240,042
Allocated capital (1)	12,000	12,000	12,000	12,000	12,000	12,000	12,000

Period end
Total loans and leases	$132,377	$120,187	$132,377	$127,556	$125,431	$122,395	$120,187
Total earning assets (2)	250,720	245,556	250,720	255,840	256,519	248,072	245,556
Total assets (2)	267,021	263,958	267,021	272,777	274,887	266,240	263,958
Total deposits	237,624	237,046	237,624	244,080	245,391	238,710	237,046

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Revenues
Merrill Lynch Global Wealth Management	$7,540	$7,555	$3,792	$3,748	$3,827	$3,874	$3,791
U.S. Trust	1,515	1,551	764	751	758	775	783
Other (1)	35	30	17	18	18	17	15
Total revenues	$9,090	$9,136	$4,573	$4,517	$4,603	$4,666	$4,589

Client Balances
Client Balances by Business
Merrill Lynch Global Wealth Management	$2,051,514	$2,017,051	$2,051,514	$2,043,447	$2,033,801	$2,004,391	$2,017,051
U.S. Trust	388,829	380,281	388,829	391,105	387,491	381,054	380,281
Other (1)	81,318	70,836	81,318	75,295	76,705	76,640	70,836

Client Balances by Type
Assets under management	$930,360	$878,741	$930,360	$917,257	$902,872	$888,006	$878,741
Brokerage assets	1,079,084	1,091,558	1,079,084	1,076,277	1,081,434	1,073,858	1,091,558
Assets in custody	138,774	137,391	138,774	141,273	139,555	135,886	137,391
Deposits	237,624	237,046	237,624	244,080	245,391	238,710	237,046
Loans and leases (2)	135,819	123,432	135,819	130,960	128,745	125,625	123,432
Total client balances	$2,521,661	$2,468,168	$2,521,661	$2,509,847	$2,497,997	$2,462,085	$2,468,168

Assets Under Management Flows
Long-term assets under management (3)	$23,247	$29,252	$8,593	$14,654	$9,380	$11,168	$11,870
Liquidity assets under management (4)	4,530	(2,294)	6,023	(1,493)	(255)	5,910	135
Total assets under management flows	$27,777	$26,958	$14,616	$13,161	$9,125	$17,078	$12,005

Associates (5)
Number of Financial Advisors	16,419	15,560	16,419	16,175	16,035	15,867	15,560
Total Wealth Advisors	17,798	16,721	17,798	17,508	17,231	17,039	16,721
Total Client-Facing Professionals	20,286	19,416	20,286	20,018	19,750	19,727	19,416

Merrill Lynch Global Wealth Management Metrics
Financial Advisor Productivity (6) (in thousands)	$1,041	$1,058	$1,041	$1,041	$1,070	$1,077	$1,060

U.S. Trust Metrics
Client-Facing Professionals	2,155	2,110	2,155	2,157	2,155	2,135	2,110

(1)	Includes the results of BofA Global Capital Management and certain administrative items.

(2)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(3)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(4)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies is primarily less than one year.

(5)
Includes Financial Advisors in the Consumer Banking segment of 2,049, 1,992, 1,950, 1,868 and 1,716 at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

(6)
Financial Advisor Productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue divided by the total number of Financial Advisors (excluding Financial Advisors in the Consumer Banking segment). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Net interest income (FTE basis)	$4,473	$4,946	$2,213	$2,260	$2,415	$2,450	$2,442
Noninterest income:
Service charges	1,438	1,459	728	710	712	730	725
Investment banking fees	1,629	1,656	777	852	830	727	834
All other income	853	903	397	456	364	446	437
Total noninterest income	3,920	4,018	1,902	2,018	1,906	1,903	1,996
Total revenue, net of interest expense (FTE basis)	8,393	8,964	4,115	4,278	4,321	4,353	4,438

Provision for credit losses	273	417	177	96	(31)	(64)	136

Noninterest expense	3,951	4,184	1,941	2,010	1,988	2,037	2,007
Income before income taxes (FTE basis)	4,169	4,363	1,997	2,172	2,364	2,380	2,295
Income tax expense (FTE basis)	1,552	1,625	746	806	851	867	850
Net income	$2,617	$2,738	$1,251	$1,366	$1,513	$1,513	$1,445

Net interest yield (FTE basis)	2.85%	3.19%	2.80%	2.89%	2.99%	3.03%	3.12%
Return on average allocated capital (1)	15	16	14	16	18	18	17
Efficiency ratio (FTE basis)	47.08	46.68	47.16	47.00	46.01	46.78	45.22

Balance Sheet
Average
Total loans and leases	$295,107	$287,857	$300,631	$289,522	$287,003	$283,264	$287,795
Total earnings assets (2)	316,951	313,081	316,898	317,005	320,365	320,955	314,079
Total assets (2)	361,840	359,669	361,853	361,826	365,167	364,589	359,755
Total deposits	287,280	283,943	288,117	286,434	292,096	291,927	284,947
Allocated capital (1)	35,000	33,500	35,000	35,000	33,500	33,500	33,500

Period end
Total loans and leases	$307,085	$286,976	$307,085	$295,653	$288,905	$284,908	$286,976
Total earnings assets (2)	322,971	324,626	322,971	318,872	308,448	310,987	324,626
Total assets (2)	367,045	370,561	367,045	365,121	353,667	354,967	370,561
Total deposits	292,261	295,382	292,261	290,422	279,793	282,325	295,382

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Investment Banking fees (1)
Advisory (2)	$634	$491	$247	$387	$316	$291	$234
Debt issuance	706	835	371	335	379	318	388
Equity issuance	289	330	159	130	135	118	212
Total Investment Banking fees (3)	$1,629	$1,656	$777	$852	$830	$727	$834

Business Lending
Corporate	$1,597	$1,742	$708	$889	$800	$878	$830
Commercial	1,916	2,017	1,004	912	991	934	1,006
Business Banking	174	181	87	87	92	91	92
Total Business Lending revenue	$3,687	$3,940	$1,799	$1,888	$1,883	$1,903	$1,928

Global Transaction Services
Corporate	$1,369	$1,483	$709	$660	$748	$769	$754
Commercial	1,292	1,447	642	650	705	724	715
Business Banking	336	353	170	166	184	179	176
Total Global Transaction Services revenue	$2,997	$3,283	$1,521	$1,476	$1,637	$1,672	$1,645

Average deposit balances
Interest-bearing	$65,742	$82,783	$65,504	$65,982	$71,148	$79,127	$82,826
Noninterest-bearing	221,538	201,160	222,613	220,452	220,948	212,800	202,121
Total average deposits	$287,280	$283,943	$288,117	$286,434	$292,096	$291,927	$284,947

Loan spread	1.64%	1.76%	1.60%	1.68%	1.69%	1.70%	1.72%

Provision for credit losses	$273	$417	$177	$96	$(31)	$(64)	$136

Credit quality (4, 5)
Reservable utilized criticized exposure	$11,411	$10,788	$11,411	$10,471	$9,662	$10,314	$10,788
	3.44%	3.46%	3.44%	3.28%	3.07%	3.32%	3.46%

Nonperforming loans, leases and foreclosed properties	$1,179	$1,023	$1,179	$979	$892	$1,080	$1,023
	0.38%	0.36%	0.38%	0.33%	0.31%	0.38%	0.36%

Average loans and leases by product
U.S. commercial	$159,376	$151,450	$162,580	$156,137	$153,256	$150,918	$151,924
Commercial real estate	43,119	44,783	44,066	42,163	41,445	41,818	44,437
Commercial lease financing	25,585	25,295	25,728	25,442	25,105	25,127	25,165
Non-U.S. commercial	67,010	66,310	68,241	65,763	67,178	65,382	66,249
Other	17	19	16	17	19	19	20
Total average loans and leases	$295,107	$287,857	$300,631	$289,522	$287,003	$283,264	$287,795

Total Corporation Investment Banking fees
Advisory (2)	$704	$550	$276	$428	$341	$316	$264
Debt issuance	1,668	1,916	887	781	883	784	891
Equity issuance	762	827	417	345	348	315	514
Total investment banking fees including self-led deals	3,134	3,293	1,580	1,554	1,572	1,415	1,669
Self-led deals	(121)	(120)	(54)	(67)	(31)	(64)	(38)
Total Investment Banking fees	$3,013	$3,173	$1,526	$1,487	$1,541	$1,351	$1,631

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)
Investment banking fees represent only the fee component in Global Banking and do not include certain less significant items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Six Months Ended June 30, 2015
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	3	6.2%	3	8.6%
Announced mergers and acquisitions	4	22.1	5	20.2
Equity capital markets	4	6.3	2	10.2
Debt capital markets	3	6.0	2	9.8
High-yield corporate debt	4	7.4	2	9.1
Leveraged loans	2	8.5	2	10.8
Mortgage-backed securities	5	7.5	7	8.0
Asset-backed securities	3	9.5	2	12.7
Convertible debt	2	9.4	2	14.0
Common stock underwriting	5	6.0	4	9.5
Investment-grade corporate debt	2	6.6	2	11.9
Syndicated loans	2	8.1	2	11.6
Source: Dealogic data as of July 6, 2015. Figures above include self-led transactions.

•	Rankings based on deal volumes except net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
Leveraged loans	Investment-grade corporate debt
Asset-backed securities	Syndicated loans
Convertible debt	Debt capital markets

U.S. top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Asset-backed securities	Equity capital markets
Convertible debt	Debt capital markets

Top 3 rankings excluding self-led deals:

Global:	Leveraged loans, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans, Debt capital markets

U.S.:	High-yield corporate debt, Leveraged loans, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans, Equity capital markets, Debt capital markets

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Net interest income (FTE basis)	$2,037	$1,968	$1,028	$1,009	$1,036	$999	$962
Noninterest income:
Investment and brokerage services	1,117	1,110	550	567	545	527	544
Investment banking fees	1,348	1,496	718	630	670	577	760
Trading account profits	3,820	4,135	1,693	2,127	76	1,786	1,768
All other income	551	916	270	281	53	264	565
Total noninterest income	6,836	7,657	3,231	3,605	1,344	3,154	3,637
Total revenue, net of interest expense (FTE basis) (1)	8,873	9,625	4,259	4,614	2,380	4,153	4,599

Provision for credit losses	27	38	6	21	26	45	20

Noninterest expense	5,854	5,964	2,723	3,131	2,513	3,348	2,875
Income (loss) before income taxes (FTE basis)	2,992	3,623	1,530	1,462	(159)	760	1,704
Income tax expense (benefit) (FTE basis)	1,054	1,211	537	517	(85)	388	602
Net income (loss)	$1,938	$2,412	$993	$945	$(74)	$372	$1,102

Return on average allocated capital (2)	11%	14%	11%	11%	n/m	4%	13%
Efficiency ratio (FTE basis)	65.98	61.96	63.92	67.88	105.56%	80.63	62.51

Balance Sheet
Average
Total trading-related assets (3)	$443,225	$448,596	$442,506	$443,951	$455,535	$446,490	$459,938
Total loans and leases	59,463	63,637	61,908	56,992	58,108	62,959	63,579
Total earning assets (3)	435,500	467,594	436,077	434,916	451,937	457,835	478,192
Total assets	600,675	609,370	602,732	598,595	611,828	599,976	617,156
Total deposits	39,709	41,493	39,718	39,699	40,941	39,344	41,323
Allocated capital (2)	35,000	34,000	35,000	35,000	34,000	34,000	34,000

Period end
Total trading-related assets (3)	$406,404	$443,383	$406,404	$424,996	$418,860	$433,597	$443,383
Total loans and leases	66,026	66,260	66,026	63,019	59,388	62,705	66,260
Total earning assets (3)	408,857	465,380	408,857	421,520	421,799	443,423	465,380
Total assets	580,955	610,435	580,955	586,843	579,593	598,806	610,435
Total deposits	39,326	41,951	39,326	38,668	40,746	39,133	41,951

Trading-related assets (average)
Trading account securities	$195,312	$201,996	$197,113	$193,491	$201,867	$201,963	$200,726
Reverse repurchases	112,461	114,576	109,626	115,328	118,286	116,853	119,823
Securities borrowed	79,909	88,024	81,091	78,713	81,071	83,369	94,989
Derivative assets	55,543	44,000	54,676	56,419	54,311	44,305	44,400
Total trading-related assets (3)	$443,225	$448,596	$442,506	$443,951	$455,535	$446,490	$459,938

(1) Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 31.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(3)	Trading-related assets include derivative assets, which are considered non-earning assets.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Sales and trading revenue (1)
Fixed income, currency and commodities	$4,977	$5,445	$2,228	$2,749	$880	$2,380	$2,422
Equities	2,364	2,248	1,199	1,165	862	1,105	1,055
Total sales and trading revenue	$7,341	$7,693	$3,427	$3,914	$1,742	$3,485	$3,477

Sales and trading revenue, excluding net debit valuation adjustment and funding valuation adjustment (2)
Fixed income, currency and commodities	$4,891	$5,309	$2,146	$2,745	$1,457	$2,247	$2,366
Equities	2,329	2,203	1,179	1,150	911	1,033	1,042
Total sales and trading revenue, excluding net debit valuation adjustment and funding valuation adjustment	$7,220	$7,512	$3,325	$3,895	$2,368	$3,280	$3,408

Sales and trading revenue breakdown
Net interest income	$1,846	$1,786	$925	$921	$944	$914	$872
Commissions	1,106	1,101	544	562	541	522	540
Trading	3,801	4,135	1,676	2,125	76	1,784	1,769
Other	588	671	282	306	181	265	296
Total sales and trading revenue	$7,341	$7,693	$3,427	$3,914	$1,742	$3,485	$3,477

(1)
Includes Global Banking sales and trading revenue of $210 million and $153 million for the six months ended June 30, 2015 and 2014; $133 million and $76 million for the second and first quarters of 2015, and $163 million, $66 million and $67 million for the fourth, third, and second quarters of 2014, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment gains (losses) which include net debit valuation adjustments on derivatives and structured liabilities. Sales and trading revenue excluding net debit valuation adjustment gains (losses) represents a non-GAAP financial measure. In the fourth quarter of 2014, the Corporation adopted a funding valuation adjustment on uncollateralized derivatives in the Corporation's Global Markets business. This methodology seeks to account for the value of funding costs today rather than accruing the cost over the life of the derivatives. The adoption resulted in a one-time transitional charge of $497 million recorded in the fourth quarter of 2014.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Legacy Assets & Servicing Segment Results
(Dollars in millions; except as noted)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Net interest income (FTE basis)	$844	$739	$416	$428	$390	$387	$362
Noninterest income:
Mortgage banking income	1,143	660	682	461	241	152	369
All other income (loss)	16	87	(9)	25	7	17	69
Total noninterest income	1,159	747	673	486	248	169	438
Total revenue, net of interest expense (FTE basis)	2,003	1,486	1,089	914	638	556	800

Provision for credit losses	148	(27)	57	91	(113)	267	(39)

Noninterest expense	2,164	12,637	961	1,203	1,364	6,648	5,234
Income (loss) before income taxes (FTE basis)	(309)	(11,124)	71	(380)	(613)	(6,359)	(4,395)
Income tax expense (benefit) (FTE basis)	(115)	(3,502)	26	(141)	(231)	(1,245)	(1,654)
Net income (loss)	$(194)	$(7,622)	$45	$(239)	$(382)	$(5,114)	$(2,741)

Net interest yield (FTE basis)	4.07%	3.73%	3.95%	4.19%	4.23%	3.78%	3.65%
Return on average allocated capital (1)	n/m	n/m	1	n/m	n/m	n/m	n/m
Efficiency ratio (FTE basis)	n/m	n/m	88.27	n/m	n/m	n/m	n/m

Balance Sheet
Average
Total loans and leases	$31,650	$37,401	$30,897	$32,411	$33,772	$35,238	$36,705
Total earning assets (2)	41,822	39,944	42,267	41,371	36,581	40,636	39,863
Total assets (2)	52,532	56,508	52,449	52,617	48,557	53,762	55,626
Allocated capital (1)	24,000	17,000	24,000	24,000	17,000	17,000	17,000

Period end
Total loans and leases	$30,024	$35,984	$30,024	$31,690	$33,055	$34,484	$35,984
Total earning assets (2)	40,799	37,233	40,799	42,590	33,923	44,916	37,233
Total assets (2)	50,853	52,647	50,853	53,538	45,958	56,900	52,647

Period end (in billions)
Mortgage serviced portfolio (3)	$610.0	$760.0	$610.0	$669.0	$693.0	$722.0	$760.0

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity

(3)	Includes servicing of residential mortgage loans, home equity lines of credit and home equity loans.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Legacy Assets & Servicing Key Indicators
(Dollars in millions, except as noted)
	Six Months Ended June 30				Second Quarter 2015		First Quarter 2015		Fourth Quarter 2014		Third Quarter 2014		Second Quarter 2014
	2015		2014
Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$3,271		$5,042		$3,108		$3,271		$3,986		$4,134		$4,577
Net additions	(69)		62		(174)		105		73		140		32
Amortization of expected cash flows (1)	(385)		(419)		(187)		(198)		(198)		(201)		(209)
Other changes in mortgage servicing rights fair value (2)	384		(551)		454		(70)		(590)		(87)		(266)
Balance, end of period (3)	$3,201		$4,134		$3,201		$3,108		$3,271		$3,986		$4,134

Capitalized mortgage servicing rights (% of loans serviced for investors)	78	bps	82	bps	78	bps	68	bps	69	bps	81	bps	82	bps
Mortgage loans serviced for investors (in billions)	$409		$505		$409		$459		$474		$491		$505

Mortgage banking income
Servicing income:
Servicing fees	$822		$1,025		$392		$430		$461		$471		$492
Amortization of expected cash flows (1)	(385)		(419)		(187)		(198)		(198)		(201)		(209)
Fair value changes of mortgage servicing rights, net of risk management activities used to hedge certain market risks (4)	443		171		193		250		142		(19)		105
Other servicing-related revenue	—		8		—		—		—		—		4
Total net servicing income	880		785		398		482		405		251		392
Representations and warranties provision	114		(295)		204		(90)		(246)		(152)		(110)
Other mortgage banking income (5)	149		170		80		69		82		53		87
Total Legacy Assets & Servicing mortgage banking income	$1,143		$660		$682		$461		$241		$152		$369

(1)	Represents the net change in fair value of the mortgage servicing rights asset due to the recognition of modeled cash flows.

(2)
These amounts reflect the changes in modeled mortgage servicing rights fair value primarily due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve and periodic adjustments to valuation based on third-party price discovery. In addition, these amounts reflect periodic adjustments to the valuation model to reflect changes in the modeled relationship between inputs and their impact on projected cash flows, changes in certain cash flow assumptions such as cost to service and ancillary income per loan and the impact of periodic recalibrations of the model to reflect changes in the relationship between market interest rate spreads and projected cash flows.

(3)	Does not include certain non-U.S. residential mortgage MSR balances, which are recorded in Global Markets.

(4)	Includes gains and losses on sales of mortgage servicing rights.

(5)	Consists primarily of revenue from sales of repurchased loans that had returned to performing status.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Net interest income (FTE basis)	$541	$(241)	$790	$(249)	$(349)	$68	$(85)
Noninterest income:
Card income	134	176	65	69	90	92	88
Equity investment income	12	793	11	1	(37)	(26)	95
Gains on sales of debt securities	425	739	162	263	161	410	382
All other loss	(699)	(1,251)	(263)	(436)	(611)	(587)	(595)
Total noninterest income	(128)	457	(25)	(103)	(397)	(111)	(30)
Total revenue, net of interest expense (FTE basis)	413	216	765	(352)	(746)	(43)	(115)

Provision for credit losses	(163)	(382)	19	(182)	(330)	(265)	(248)

Noninterest expense	1,918	2,191	415	1,503	483	259	475
Income (loss) before income taxes (FTE basis)	(1,342)	(1,593)	331	(1,673)	(899)	(37)	(342)
Income tax benefit (FTE basis)	(1,138)	(1,523)	(306)	(832)	(524)	(543)	(467)
Net income (loss)	$(204)	$(70)	$637	$(841)	$(375)	$506	$125

Balance Sheet
Average
Total loans and leases	$161,850	$213,966	$156,006	$167,758	$183,091	$199,404	$210,576
Total assets (2)	256,289	286,322	257,078	255,490	263,166	272,531	291,723
Total deposits	20,951	35,731	22,482	19,406	22,163	29,880	36,471

Period end
Total loans and leases	$146,557	$205,471	$146,557	$159,885	$172,612	$188,356	$205,471
Total equity investments	4,670	5,126	4,670	4,716	4,886	5,001	5,126
Total assets (3)	272,038	293,086	272,038	252,136	261,381	266,319	293,086
Total deposits	22,964	33,824	22,964	19,467	19,241	25,419	33,824

(1)
All Other consists of ALM activities, equity investments, the international consumer card business, liquidating businesses, residual expense allocations and other. ALM activities encompass residential mortgage securities, interest rate and foreign currency risk management activities including the residual net interest income allocation, the impact of certain allocation methodologies and accounting hedge ineffectiveness. Beginning with new originations in 2014, we retain certain residential mortgages in Consumer Banking, consistent with where the overall relationship is managed; previously such mortgages were in All Other. Additionally, certain residential mortgage loans that are managed by Legacy Assets & Servicing are held in All Other. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture as well as Global Principal Investments which is comprised of a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $497.4 billion and $477.2 billion for the six months ended June 30, 2015 and 2014; $493.0 billion, $501.8 billion, $483.2 billion, $490.7 billion and $480.8 billion for the second and first quarters of 2015, and the fourth, third and second quarters of 2014, respectively.

(3)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $488.5 billion, $512.6 billion, $474.8 billion, $483.5 billion and $486.6 billion at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	June 30 2015	March 31 2015	June 30 2014
Consumer
Residential mortgage (1)	$198,825	$207,925	$237,136
Home equity	81,006	83,571	89,499
U.S. credit card	88,403	87,288	89,020
Non-U.S. credit card	10,276	9,660	11,999
Direct/Indirect consumer (2)	84,754	82,141	82,586
Other consumer (3)	2,000	1,842	2,079
Total consumer loans excluding loans accounted for under the fair value option	465,264	472,427	512,319
Consumer loans accounted for under the fair value option (4)	1,971	2,055	2,154
Total consumer	467,235	474,482	514,473

Commercial
U.S. commercial (5)	248,296	238,307	231,622
Commercial real estate (6)	52,344	49,446	46,815
Commercial lease financing	25,342	24,468	24,565
Non-U.S. commercial	87,574	84,842	85,677
Total commercial loans excluding loans accounted for under the fair value option	413,556	397,063	388,679
Commercial loans accounted for under the fair value option (4)	5,658	6,411	8,747
Total commercial	419,214	403,474	397,426
Total loans and leases	$886,449	$877,956	$911,899

(1)	Includes pay option loans of $2.6 billion, $2.9 billion and $3.7 billion at June 30, 2015, March 31, 2015 and June 30, 2014, respectively. The Corporation no longer originates pay option loans.

(2)
Includes auto and specialty lending loans of $39.6 billion, $38.9 billion and $37.7 billion, unsecured consumer lending loans of $1.1 billion, $1.3 billion and $2.0 billion, U.S. securities-based lending loans of $38.6 billion, $36.6 billion and $33.8 billion, non-U.S. consumer loans of $4.0 billion, $4.0 billion and $4.4 billion, student loans of $596 million, $611 million and $3.8 billion and other consumer loans of $809 million, $743 million and $937 million at June 30, 2015, March 31, 2015 and June 30, 2014, respectively.

(3)
Includes consumer finance loans of $618 million, $646 million and $1.1 billion, consumer leases of $1.2 billion, $1.1 billion and $819 million, consumer overdrafts of $227 million, $120 million and $170 million and other non-U.S. consumer loans of $3 million, $3 million and $3 million at June 30, 2015, March 31, 2015 and June 30, 2014, respectively.

(4)
Consumer loans accounted for under the fair value option were residential mortgage loans of $1.8 billion, $1.9 billion and $2.0 billion and home equity loans of $208 million, $205 million and $170 million at June 30, 2015, March 31, 2015 and June 30, 2014, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $2.3 billion, $2.0 billion and $1.3 billion and non-U.S. commercial loans of $3.4 billion, $4.5 billion and $7.4 billion at June 30, 2015, March 31, 2015 and June 30, 2014, respectively.

(5)	Includes U.S. small business commercial loans, including card-related products, of $13.2 billion, $13.2 billion and $13.5 billion at June 30, 2015, March 31, 2015 and June 30, 2014, respectively.

(6)
Includes U.S. commercial real estate loans of $48.6 billion, $46.7 billion and $45.5 billion and non-U.S. commercial real estate loans of $3.7 billion, $2.8 billion and $1.3 billion at June 30, 2015, March 31, 2015 and June 30, 2014, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	Second Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$207,356	$13,928	$52,944	$7	$3	$900	$139,574
Home equity	82,640	44,662	5,919	4	206	29,977	1,872
U.S. credit card	87,460	84,385	3,075	—	—	—	—
Non-U.S. credit card	10,012	—	—	—	—	—	10,012
Direct/Indirect consumer	83,698	40,539	42,464	4	—	—	691
Other consumer	1,885	1,243	8	1	—	—	633
Total consumer	473,051	184,757	104,410	16	209	30,877	152,782

Commercial
U.S. commercial	244,540	16,922	23,608	162,580	36,993	20	4,417
Commercial real estate	50,478	24	2,049	44,066	4,173	—	166
Commercial lease financing	24,723	—	4	25,728	373	—	(1,382)
Non-U.S. commercial	88,623	—	199	68,241	20,160	—	23
Total commercial	408,364	16,946	25,860	300,615	61,699	20	3,224
Total loans and leases	$881,415	$201,703	$130,270	$300,631	$61,908	$30,897	$156,006

	First Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$215,030	$11,151	$51,647	$7	$—	$920	$151,305
Home equity	84,915	45,331	6,112	4	197	31,467	1,804
U.S. credit card	88,695	85,577	3,118	—	—	—	—
Non-U.S. credit card	10,002	—	—	—	—	—	10,002
Direct/Indirect consumer	80,713	39,293	40,619	4	—	—	797
Other consumer	1,847	1,166	16	2	1	—	662
Total consumer	481,202	182,518	101,512	17	198	32,387	164,570

Commercial
U.S. commercial	234,907	17,035	22,572	156,137	34,747	24	4,392
Commercial real estate	48,234	28	1,908	42,163	3,951	—	184
Commercial lease financing	24,495	—	4	25,442	450	—	(1,401)
Non-U.S. commercial	83,555	—	133	65,763	17,646	—	13
Total commercial	391,191	17,063	24,617	289,505	56,794	24	3,188
Total loans and leases	$872,393	$199,581	$126,129	$289,522	$56,992	$32,411	$167,758

	Second Quarter 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$243,406	$5,731	$48,855	$6	$—	$961	$187,853
Home equity	90,729	46,676	6,578	8	160	35,710	1,597
U.S. credit card	88,058	84,849	3,209	—	—	—	—
Non-U.S. credit card	11,759	—	—	—	—	—	11,759
Direct/Indirect consumer	82,102	40,069	37,348	5	12	—	4,668
Other consumer	2,011	890	9	1	—	—	1,111
Total consumer	518,065	178,215	95,999	20	172	36,671	206,988

Commercial
U.S. commercial	230,486	17,168	20,688	151,924	35,906	34	4,766
Commercial real estate	48,315	30	1,672	44,437	1,937	—	239
Commercial lease financing	24,409	—	4	25,165	743	—	(1,503)
Non-U.S. commercial	91,305	—	149	66,249	24,821	—	86
Total commercial	394,515	17,198	22,513	287,775	63,407	34	3,588
Total loans and leases	$912,580	$195,413	$118,512	$287,795	$63,579	$36,705	$210,576

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	June 30 2015	March 31 2015	June 30 2014	June 30 2015	March 31 2015	June 30 2014
Diversified financials	$68,976	$65,579	$72,302	$114,441	$111,306	$120,705
Real estate (4)	58,006	57,930	52,982	78,965	78,357	74,535
Retailing	36,731	34,612	33,941	63,136	58,701	54,983
Capital goods	30,566	29,254	28,921	55,057	54,171	53,444
Government and public education	43,055	42,894	40,174	50,582	51,066	47,613
Healthcare equipment and services	33,232	31,636	32,410	50,548	49,022	55,737
Banking	42,764	46,539	42,543	48,942	51,732	51,100
Energy	22,473	22,174	20,744	47,341	45,416	40,826
Materials	24,382	24,586	23,292	46,661	46,503	42,809
Food, beverage and tobacco	17,796	17,100	15,357	35,664	35,083	31,792
Consumer services	21,635	21,987	21,414	34,310	34,094	34,391
Commercial services and supplies	19,132	18,473	19,259	31,892	30,623	31,013
Media	12,181	11,615	11,801	27,153	21,596	23,283
Transportation	18,391	18,050	16,227	26,006	25,655	23,787
Utilities	11,161	10,559	9,898	25,601	25,679	26,549
Individuals and trusts	17,614	16,723	15,790	22,375	21,568	19,811
Software and services	5,607	5,542	6,296	14,451	15,052	13,360
Technology hardware and equipment	6,187	5,158	6,883	13,792	14,125	13,428
Pharmaceuticals and biotechnology	6,049	5,956	4,534	13,054	16,800	13,221
Consumer durables and apparel	6,110	6,457	5,793	10,633	10,827	10,274
Automobiles and components	4,799	5,203	3,446	10,185	10,479	9,000
Insurance, including monolines	4,404	4,758	4,827	10,154	10,402	11,075
Telecommunication services	3,934	3,991	4,269	9,990	10,407	10,207
Food and staples retailing	3,831	3,812	4,079	7,286	7,482	7,831
Religious and social organizations	4,700	4,692	5,144	6,257	6,215	6,965
Other	5,754	7,249	5,544	13,838	12,704	8,686
Total commercial credit exposure by industry	$529,470	$522,529	$507,870	$868,314	$855,065	$836,425
Net credit default protection purchased on total commitments (5)				$(5,584)	$(6,720)	$(8,678)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by the amount of cash collateral applied of $39.7 billion, $52.7 billion and $41.2 billion at June 30, 2015, March 31, 2015 and June 30, 2014, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $22.6 billion, $21.8 billion and $16.3 billion, which consists primarily of other marketable securities at June 30, 2015, March 31, 2015 and June 30, 2014, respectively.

(2)
Total commercial utilized and total commercial committed exposure include loans and letters of credit accounted for under the fair value option and are comprised of loans outstanding of $5.7 billion, $6.4 billion and $8.7 billion and issued letters of credit at notional value of $246 million, $469 million and $553 million at June 30, 2015, March 31, 2015 and June 30, 2014, respectively. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $7.9 billion, $8.4 billion and $9.5 billion at June 30, 2015, March 31, 2015 and June 30, 2014, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers' or counterparties' primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)

	June 30 2015	March 31 2015
Less than or equal to one year	35%	40%
Greater than one year and less than or equal to five years	63	58
Greater than five years	2	2
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown in this table.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	June 30, 2015		March 31, 2015
Ratings (2, 3)	Net Notional (4)	Percent of Total	Net Notional (4)	Percent of Total
A	$(622)	11.1%	$(758)	11.3%
BBB	(2,196)	39.3	(3,168)	47.1
BB	(1,908)	34.2	(2,013)	30.0
B	(762)	13.6	(689)	10.3
CCC and below	(70)	1.3	(56)	0.8
NR (5)	(26)	0.5	(36)	0.5
Total net credit default protection	$(5,584)	100.0%	$(6,720)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment grade.

(4)	Represents net credit default protection (purchased) sold.

(5)	NR is comprised of index positions held and any names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at June 30 2015	Hedges and Credit Default Protection (4)	Net Country Exposure at June 30 2015 (5)	Increase (Decrease) from March 31 2015
United Kingdom	$26,804	$12,270	$7,914	$5,527	$52,515	$(2,846)	$49,669	$3,345
Canada	6,385	6,948	2,060	4,355	19,748	(1,922)	17,826	249
Germany	5,534	4,401	4,199	5,047	19,181	(3,299)	15,882	472
Brazil	10,801	315	452	4,252	15,820	(340)	15,480	(1,002)
Japan	9,491	500	3,992	2,845	16,828	(1,762)	15,066	(1,228)
France	2,428	4,709	1,500	6,302	14,939	(2,877)	12,062	2,022
China	9,799	385	691	1,251	12,126	(841)	11,285	(138)
India	6,779	324	181	3,533	10,817	(263)	10,554	(888)
Hong Kong	7,896	340	1,022	591	9,849	(35)	9,814	1,682
Netherlands	3,143	3,373	957	1,644	9,117	(893)	8,224	(391)
South Korea	4,036	963	1,138	2,548	8,685	(696)	7,989	419
Australia	3,320	2,027	680	1,819	7,846	(532)	7,314	97
Switzerland	3,567	3,127	688	733	8,115	(1,023)	7,092	(35)
Italy	2,988	1,475	1,618	929	7,010	(1,522)	5,488	1,148
Singapore	2,417	240	675	1,126	4,458	(64)	4,394	288
Spain	2,300	529	269	1,105	4,203	(499)	3,704	(281)
Mexico	2,904	917	222	41	4,084	(611)	3,473	(321)
Turkey	2,998	173	26	50	3,247	(192)	3,055	386
Russia	3,310	51	245	19	3,625	(741)	2,884	60
United Arab Emirates	1,733	258	976	35	3,002	(125)	2,877	526
Total top 20 non-U.S. countries exposure	$118,633	$43,325	$29,505	$43,752	$235,215	$(21,083)	$214,132	$6,410

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps, and secured financing transactions. Derivative exposures are presented net of $27.2 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $98.3 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	June 30 2015	March 31 2015	December 31 2014	September 30 2014	June 30 2014
Residential mortgage	$5,985	$6,421	$6,889	$8,118	$9,235
Home equity	3,563	3,759	3,901	4,026	4,181
Direct/Indirect consumer	26	28	28	30	29
Other consumer	1	1	1	14	15
Total consumer	9,575	10,209	10,819	12,188	13,460
U.S. commercial	869	680	701	757	849
Commercial real estate	126	132	321	445	252
Commercial lease financing	19	16	3	7	8
Non-U.S. commercial	80	79	1	45	7
	1,094	907	1,026	1,254	1,116
U.S. small business commercial	78	89	87	98	100
Total commercial	1,172	996	1,113	1,352	1,216
Total nonperforming loans and leases	10,747	11,205	11,932	13,540	14,676
Foreclosed properties (1)	818	896	697	692	624
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$11,565	$12,101	$12,629	$14,232	$15,300

Fully-insured home loans past due 30 days or more and still accruing	$11,871	$12,743	$14,617	$16,280	$17,347
Consumer credit card past due 30 days or more and still accruing	1,650	1,749	1,884	1,903	1,923
Other loans past due 30 days or more and still accruing	3,429	3,532	3,953	4,326	4,064
Total loans past due 30 days or more and still accruing (3, 5, 6)	$16,950	$18,024	$20,454	$22,509	$23,334

Fully-insured home loans past due 90 days or more and still accruing	$8,917	$9,912	$11,407	$13,045	$14,137
Consumer credit card past due 90 days or more and still accruing	828	883	961	935	990
Other loans past due 90 days or more and still accruing	195	173	286	609	523
Total loans past due 90 days or more and still accruing (3, 5, 6)	$9,940	$10,968	$12,654	$14,589	$15,650

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.54%	0.57%	0.60%	0.67%	0.71%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	1.31	1.39	1.45	1.61	1.70
Nonperforming loans and leases/Total loans and leases (7)	1.22	1.29	1.37	1.53	1.63

Commercial utilized reservable criticized exposure (8)	$13,312	$12,303	$11,570	$11,766	$12,430
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (8)	2.97%	2.85%	2.74%	2.79%	2.92%
Total commercial utilized criticized exposure/Commercial utilized exposure (8)	3.08	2.99	2.97	2.97	3.15

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally FHA-insured loans, that entered foreclosure of $1.3 billion, $1.2 billion, $1.1 billion, $1.1 billion and $1.1 billion at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	June 30 2015	March 31 2015	December 31 2014	September 30 2014	June 30 2014
Nonperforming loans held-for-sale	$298	$344	$219	$255	$598
Nonperforming loans accounted for under the fair value option	339	380	392	436	427
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	72	86	102	101	140

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $42 million, $125 million, $475 million, $42 million and $37 million at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively, and loans held-for-sale past due 90 days or more and still accruing of $0, $44 million, $249 million, $0 and $0 at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively. At June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, there were $141 million, $132 million, $147 million, $147 million and $153 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $7.6 billion, $8.5 billion, $8.7 billion, $8.2 billion and $10.9 billion at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$10,209	$10,819	$12,188	$13,460	$15,844
Additions to nonperforming loans and leases:
New nonperforming loans and leases	1,424	1,469	1,709	1,516	1,825
Reductions to nonperforming loans and leases:
Paydowns and payoffs	(289)	(253)	(310)	(522)	(325)
Sales	(542)	(371)	(1,347)	(957)	(1,825)
Returns to performing status (2)	(631)	(867)	(728)	(810)	(939)
Charge-offs (3)	(484)	(460)	(533)	(431)	(640)
Transfers to foreclosed properties	(112)	(128)	(160)	(183)	(157)
Transfers (to) from loans held-for-sale	—	—	—	115	(323)
Total net reductions to nonperforming loans and leases	(634)	(610)	(1,369)	(1,272)	(2,384)
Total nonperforming consumer loans and leases, end of period	9,575	10,209	10,819	12,188	13,460
Foreclosed properties	553	632	630	614	547
Nonperforming consumer loans, leases and foreclosed properties, end of period	$10,128	$10,841	$11,449	$12,802	$14,007

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$996	$1,113	$1,352	$1,216	$1,265
Additions to nonperforming loans and leases:
New nonperforming loans and leases	419	287	214	477	275
Advances	15	2	6	33	1
Reductions to nonperforming loans and leases:
Paydowns	(103)	(110)	(202)	(161)	(183)
Sales	(65)	(16)	(81)	(12)	(29)
Return to performing status (5)	(27)	(24)	(77)	(80)	(41)
Charge-offs	(56)	(51)	(95)	(116)	(71)
Transfers to foreclosed properties	(7)	(205)	(4)	(5)	(1)
Total net additions (reductions) to nonperforming loans and leases	176	(117)	(239)	136	(49)
Total nonperforming commercial loans and leases, end of period	1,172	996	1,113	1,352	1,216
Foreclosed properties	265	264	67	78	77
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,437	$1,260	$1,180	$1,430	$1,293

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 40.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Second Quarter 2015		First Quarter 2015		Fourth Quarter 2014		Third Quarter 2014		Second Quarter 2014
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage (3)	$177	0.35%	$197	0.37%	$(259)	(0.46)%	$53	0.09%	$(35)	(0.06)%
Home equity	151	0.73	172	0.82	277	1.27	89	0.40	239	1.06
U.S. credit card	584	2.68	621	2.84	612	2.71	625	2.79	683	3.11
Non-U.S. credit card	51	2.03	44	1.80	52	1.90	67	2.26	47	1.59
Direct/Indirect consumer	24	0.11	34	0.17	44	0.21	34	0.17	33	0.16
Other consumer	33	7.00	49	10.88	68	13.31	56	10.48	47	9.26
Total consumer	1,020	0.87	1,117	0.95	794	0.64	924	0.72	1,014	0.79
U.S. commercial (4)	(1)	—	7	0.01	19	0.04	58	0.11	6	0.01
Commercial real estate	(4)	(0.03)	5	0.04	(8)	(0.07)	(6)	(0.05)	(32)	(0.27)
Commercial lease financing	—	—	5	0.09	1	0.02	(3)	(0.05)	(5)	(0.07)
Non-U.S. commercial	2	0.01	(2)	(0.01)	2	0.01	1	—	12	0.06
	(3)	—	15	0.02	14	0.02	50	0.05	(19)	(0.02)
U.S. small business commercial	51	1.56	62	1.90	71	2.10	69	2.03	78	2.34
Total commercial	48	0.05	77	0.08	85	0.09	119	0.12	59	0.06
Total net charge-offs	$1,068	0.49	$1,194	0.56	$879	0.40	$1,043	0.46	$1,073	0.48

By Business Segment
Consumer Banking	$726	1.44%	$806	1.64%	$832	1.66%	$815	1.64%	$894	1.83%
Global Wealth & Investment Management	17	0.05	18	0.06	36	0.12	6	0.02	4	0.01
Global Banking	(2)	—	6	0.01	2	—	52	0.07	(8)	(0.01)
Global Markets	—	—	—	—	—	—	—	—	3	0.02
Legacy Assets & Servicing	99	1.32	122	1.56	199	2.40	42	0.48	169	1.90
All Other	228	0.59	242	0.59	(190)	(0.41)	128	0.26	11	0.02
Total net charge-offs	$1,068	0.49	$1,194	0.56	$879	0.40	$1,043	0.46	$1,073	0.48

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.50, 0.57, 0.41, 0.48 and 0.49 for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $290 million, $288 million, $13 million, $246 million and $160 million for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.62, 0.70, 0.40, 0.57 and 0.55 for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

(3)
Includes nonperforming loan sales recoveries and other recoveries of $27 million, $40 million, $314 million, $39 million and $185 million for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

(4)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Six Months Ended June 30
	2015		2014
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage (3)	$374	0.36%	$92	0.08%
Home equity	323	0.78	541	1.19
U.S. credit card	1,205	2.76	1,401	3.18
Non-U.S. credit card	95	1.91	123	2.12
Direct/Indirect consumer	58	0.14	91	0.22
Other consumer	82	8.91	105	10.64
Total consumer	2,137	0.91	2,353	0.91
U.S. commercial (4)	6	0.01	11	0.01
Commercial real estate	1	0.01	(69)	(0.29)
Commercial lease financing	5	0.04	(7)	(0.05)
Non-U.S. commercial	—	—	31	0.07
	12	0.01	(34)	(0.02)
U.S. small business commercial	113	1.73	142	2.14
Total commercial	125	0.06	108	0.06
Total net charge-offs	$2,262	0.53	$2,461	0.55

By Business Segment
Consumer Banking	$1,532	1.54%	$1,850	1.90%
Global Wealth & Investment Management	35	0.06	29	0.05
Global Banking	4	—	(23)	(0.02)
Global Markets	—	—	2	0.01
Legacy Assets & Servicing	221	1.45	386	2.14
All Other	470	0.59	217	0.21
Total net charge-offs	$2,262	0.53	$2,461	0.55

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.54 and 0.56 for the six months ended June 30, 2015 and 2014.

(2)
Excludes write-offs of purchased credit-impaired loans of $578 million and $551 million for the six months ended June 30, 2015 and 2014. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.66 and 0.67 for the six months ended June 30, 2015 and 2014.

(3)	Includes nonperforming loan sales recoveries and other recoveries of $67 million and $185 million for the six months ended June 30, 2015 and 2014.

(4)	Excludes U.S. small business commercial loans.
Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	June 30, 2015			March 31, 2015			June 30, 2014
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Residential mortgage	$1,997	15.28%	1.00%	$2,426	17.74%	1.17%	$3,214	20.33%	1.36%
Home equity	2,744	21.00	3.39	2,824	20.65	3.38	3,694	23.36	4.13
U.S. credit card	3,060	23.42	3.46	3,252	23.78	3.73	3,524	22.29	3.96
Non-U.S. credit card	339	2.59	3.30	343	2.51	3.55	424	2.68	3.53
Direct/Indirect consumer	254	1.94	0.30	282	2.06	0.34	371	2.35	0.45
Other consumer	49	0.37	2.45	52	0.38	2.79	98	0.62	4.71
Total consumer	8,443	64.60	1.81	9,179	67.12	1.94	11,325	71.63	2.21
U.S. commercial (3)	2,694	20.62	1.08	2,633	19.25	1.11	2,712	17.15	1.17
Commercial real estate	1,041	7.97	1.99	1,031	7.54	2.09	963	6.09	2.06
Commercial lease financing	157	1.20	0.62	150	1.10	0.61	137	0.87	0.56
Non-U.S. commercial	733	5.61	0.84	683	4.99	0.80	674	4.26	0.79
Total commercial (4)	4,625	35.40	1.12	4,497	32.88	1.13	4,486	28.37	1.15
Allowance for loan and lease losses	13,068	100.00%	1.49	13,676	100.00%	1.57	15,811	100.00%	1.75
Reserve for unfunded lending commitments	588			537			503
Allowance for credit losses	$13,656			$14,213			$16,314

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (2)		1.49%			1.57%			1.75%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (2, 5)		1.39			1.45			1.59
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		122			122			108
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (5)		111			110			95
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (7)		3.05			2.82			3.67
Ratio of the allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Annualized net charge-offs (5, 7)		2.79			2.55			3.25
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs		2.40			2.28			3.20

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $1.8 billion, $1.9 billion and $2.0 billion and home equity loans of $208 million, $205 million and $170 million at June 30, 2015, March 31, 2015 and June 30, 2014, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $2.3 billion, $2.0 billion and $1.3 billion and non-U.S. commercial loans of $3.4 billion, $4.5 billion and $7.4 billion at June 30, 2015, March 31, 2015 and June 30, 2014, respectively.

(2)	Total loans and leases do not include loans accounted for under the fair value option of $7.6 billion, $8.5 billion and $10.9 billion at June 30, 2015, March 31, 2015 and June 30, 2014, respectively.

(3)	Includes allowance for loan and lease losses for U.S. small business commercial loans of $525 million, $533 million and $511 million at June 30, 2015, March 31, 2015 and June 30, 2014, respectively.

(4)	Includes allowance for loan and lease losses for impaired commercial loans of $156 million, $155 million and $278 million at June 30, 2015, March 31, 2015 and June 30, 2014, respectively.

(5)	Excludes valuation allowance on purchased credit-impaired loans of $1.1 billion, $1.3 billion and $1.8 billion at June 30, 2015, March 31, 2015 and June 30, 2014, respectively.

(6)
Allowance for loan and lease losses includes $5.1 billion, $5.5 billion and $6.5 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at June 30, 2015, March 31, 2015 and June 30, 2014, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 75 percent, 73 percent and 64 percent at June 30, 2015, March 31, 2015 and June 30, 2014, respectively.

(7)
Net charge-offs exclude $290 million, $288 million and $160 million of write-offs in the purchased credit-impaired loan portfolio at June 30, 2015, March 31, 2015 and June 30, 2014. These write-offs decreased the purchased credit-impaired valuation allowance included as part of the allowance for loan and lease losses.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

In addition, the Corporation periodically reviews capital allocated to its businesses and allocates capital annually during the strategic and capital planning processes. We utilize a methodology that considers the effect of regulatory capital requirements in addition to internal risk-based capital models. The Corporation's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return both represent non-GAAP financial measures. Allocated capital is reviewed periodically and refinements are made based on multiple considerations that include, but are not limited to, risk-weighted assets measured under Basel 3 Standardized and Advanced approaches, business segment exposures and risk profile, and strategic plans. As part of this process, in 2015, the Corporation adjusted the amount of capital being allocated to its business segments, primarily Legacy Assets & Servicing.

See the tables below and on pages 46-48 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the six months ended June 30, 2015 and 2014 and the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$19,939	$20,098	$10,488	$9,451	$9,635	$10,219	$10,013
Fully taxable-equivalent adjustment	447	414	228	219	230	225	213
Net interest income on a fully taxable-equivalent basis	$20,386	$20,512	$10,716	$9,670	$9,865	$10,444	$10,226

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis
Total revenue, net of interest expense	$43,319	$44,313	$22,117	$21,202	$18,725	$21,209	$21,747
Fully taxable-equivalent adjustment	447	414	228	219	230	225	213
Total revenue, net of interest expense on a fully taxable-equivalent basis	$43,766	$44,727	$22,345	$21,421	$18,955	$21,434	$21,960

Reconciliation of income tax expense to income tax expense on a fully taxable-equivalent basis
Income tax expense	$3,584	$99	$2,199	$1,385	$1,260	$663	$504
Fully taxable-equivalent adjustment	447	414	228	219	230	225	213
Income tax expense on a fully taxable-equivalent basis	$4,031	$513	$2,427	$1,604	$1,490	$888	$717

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Common shareholders' equity	$227,078	$222,711	$228,780	$225,357	$224,479	$222,374	$222,221
Goodwill	(69,776)	(69,832)	(69,775)	(69,776)	(69,782)	(69,792)	(69,822)
Intangible assets (excluding mortgage servicing rights)	(4,412)	(5,354)	(4,307)	(4,518)	(4,747)	(4,992)	(5,235)
Related deferred tax liabilities	1,922	2,132	1,885	1,959	2,019	2,077	2,100
Tangible common shareholders' equity	$154,812	$149,657	$156,583	$153,022	$151,969	$149,667	$149,264

Reconciliation of average shareholders' equity to average tangible shareholders' equity
Shareholders' equity	$248,413	$236,179	$251,054	$245,744	$243,454	$238,040	$235,803
Goodwill	(69,776)	(69,832)	(69,775)	(69,776)	(69,782)	(69,792)	(69,822)
Intangible assets (excluding mortgage servicing rights)	(4,412)	(5,354)	(4,307)	(4,518)	(4,747)	(4,992)	(5,235)
Related deferred tax liabilities	1,922	2,132	1,885	1,959	2,019	2,077	2,100
Tangible shareholders' equity	$176,147	$163,125	$178,857	$173,409	$170,944	$165,333	$162,846

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014

Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity
Common shareholders' equity	$229,386	$222,565	$229,386	$227,915	$224,162	$220,768	$222,565
Goodwill	(69,775)	(69,810)	(69,775)	(69,776)	(69,777)	(69,784)	(69,810)
Intangible assets (excluding mortgage servicing rights)	(4,188)	(5,099)	(4,188)	(4,391)	(4,612)	(4,849)	(5,099)
Related deferred tax liabilities	1,813	2,078	1,813	1,900	1,960	2,019	2,078
Tangible common shareholders' equity	$157,236	$149,734	$157,236	$155,648	$151,733	$148,154	$149,734

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity
Shareholders' equity	$251,659	$237,411	$251,659	$250,188	$243,471	$238,681	$237,411
Goodwill	(69,775)	(69,810)	(69,775)	(69,776)	(69,777)	(69,784)	(69,810)
Intangible assets (excluding mortgage servicing rights)	(4,188)	(5,099)	(4,188)	(4,391)	(4,612)	(4,849)	(5,099)
Related deferred tax liabilities	1,813	2,078	1,813	1,900	1,960	2,019	2,078
Tangible shareholders' equity	$179,509	$164,580	$179,509	$177,921	$171,042	$166,067	$164,580

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,149,034	$2,170,557	$2,149,034	$2,143,545	$2,104,534	$2,123,613	$2,170,557
Goodwill	(69,775)	(69,810)	(69,775)	(69,776)	(69,777)	(69,784)	(69,810)
Intangible assets (excluding mortgage servicing rights)	(4,188)	(5,099)	(4,188)	(4,391)	(4,612)	(4,849)	(5,099)
Related deferred tax liabilities	1,813	2,078	1,813	1,900	1,960	2,019	2,078
Tangible assets	$2,076,884	$2,097,726	$2,076,884	$2,071,278	$2,032,105	$2,050,999	$2,097,726

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014
	2015	2014
Reconciliation of return on average allocated capital (1)

Consumer Banking
Reported net income	$3,179	$3,102	$1,704	$1,475	$1,662	$1,678	$1,634
Adjustment related to intangibles (2)	2	2	1	1	1	1	1
Adjusted net income	$3,181	$3,104	$1,705	$1,476	$1,663	$1,679	$1,635

Average allocated equity (3)	$59,339	$60,410	$59,330	$59,348	$60,367	$60,386	$60,403
Adjustment related to goodwill and a percentage of intangibles	(30,339)	(30,410)	(30,330)	(30,348)	(30,367)	(30,386)	(30,403)
Average allocated capital	$29,000	$30,000	$29,000	$29,000	$30,000	$30,000	$30,000

Global Wealth & Investment Management
Reported net income	$1,341	$1,455	$690	$651	$706	$813	$726
Adjustment related to intangibles (2)	6	7	3	3	3	3	3
Adjusted net income	$1,347	$1,462	$693	$654	$709	$816	$729

Average allocated equity (3)	$22,137	$22,233	$22,106	$22,168	$22,186	$22,204	$22,222
Adjustment related to goodwill and a percentage of intangibles	(10,137)	(10,233)	(10,106)	(10,168)	(10,186)	(10,204)	(10,222)
Average allocated capital	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000

Global Banking
Reported net income	$2,617	$2,738	$1,251	$1,366	$1,513	$1,513	$1,445
Adjustment related to intangibles (2)	—	1	—	—	—	—	—
Adjusted net income	$2,617	$2,739	$1,251	$1,366	$1,513	$1,513	$1,445

Average allocated equity (3)	$58,936	$57,449	$58,952	$58,920	$57,437	$57,440	$57,447
Adjustment related to goodwill and a percentage of intangibles	(23,936)	(23,949)	(23,952)	(23,920)	(23,937)	(23,940)	(23,947)
Average allocated capital	$35,000	$33,500	$35,000	$35,000	$33,500	$33,500	$33,500

Global Markets
Reported net income (loss)	$1,938	$2,412	$993	$945	$(74)	$372	$1,102
Adjustment related to intangibles (2)	4	5	2	2	2	2	2
Adjusted net income (loss)	$1,942	$2,417	$995	$947	$(72)	$374	$1,104

Average allocated equity (3)	$40,424	$39,380	$40,458	$40,389	$39,378	$39,383	$39,380
Adjustment related to goodwill and a percentage of intangibles	(5,424)	(5,380)	(5,458)	(5,389)	(5,378)	(5,383)	(5,380)
Average allocated capital	$35,000	$34,000	$35,000	$35,000	$34,000	$34,000	$34,000

For footnotes see page 48.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2015	First Quarter 2015	Second Quarter 2014
	2015	2014
Consumer Banking

Deposits
Reported net income	$1,264	$1,193	$726	$538	$632
Adjustment related to intangibles (2)	—	—	—	—	—
Adjusted net income	$1,264	$1,193	$726	$538	$632

Average allocated equity (3)	$30,423	$29,426	$30,423	$30,424	$29,428
Adjustment related to goodwill and a percentage of intangibles	(18,423)	(18,426)	(18,423)	(18,424)	(18,428)
Average allocated capital	$12,000	$11,000	$12,000	$12,000	$11,000

Consumer Lending
Reported net income	$1,915	$1,909	$978	$937	$1,002
Adjustment related to intangibles (2)	2	2	1	1	1
Adjusted net income	$1,917	$1,911	$979	$938	$1,003

Average allocated equity (3)	$28,915	$30,984	$28,907	$28,923	$30,975
Adjustment related to goodwill and a percentage of intangibles	(11,915)	(11,984)	(11,907)	(11,923)	(11,975)
Average allocated capital	$17,000	$19,000	$17,000	$17,000	$19,000

(1)	There are no adjustments to reported net income (loss) or average allocated equity for Legacy Assets & Servicing.

(2)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

(3)	Average allocated equity is comprised of average allocated capital plus capital for the portion of goodwill and intangibles specifically assigned to the business segment.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	48